OMB APPROVAL

OMB Number:	3235-0059
Expires:	January 31, 2008
Estimated average burden hours per response	14.25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

McDermott International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

McDermott International, Inc.

Bruce W. Wilkinson	777 N. Eldridge Pkwy.
Chairman of the Board and	Houston, Texas 77079
Chief Executive Officer
March 31, 2006
Dear Stockholder:
      You are cordially invited to attend this year’s Annual Meeting of Stockholders of McDermott International, Inc., which will be held on Wednesday, May 3, 2006, at 757 N. Eldridge Parkway, Houston, Texas 77079, on the 14th floor, commencing at 9:30 a.m. local time. The notice of annual meeting and proxy statement following this letter describe the matters to be acted on at the meeting.
      If Computershare Trust Company, N.A., our transfer agent and registrar, holds your shares of record, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” it has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.
      Thank you for your interest in our company.

Sincerely yours,

BRUCE W. WILKINSON
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares.

McDERMOTT INTERNATIONAL, INC.
777 N. Eldridge Pkwy.
Houston, Texas 77079

Notice of 2006 Annual Meeting of Stockholders

       The 2006 Annual Meeting of the Stockholders of McDermott International, Inc., a Panamanian corporation, will be held at 757 N. Eldridge Parkway, Houston, Texas 77079, on the 14th floor, on Wednesday, May 3, 2006, at 9:30 a.m. local time, for the following purposes:

1) To elect three Class II Directors;

2) To elect a Class III Director;

3) To amend and restate the McDermott International, Inc. 2001 Directors and Officers Long-Term Incentive Plan;

4) To approve our Executive Incentive Compensation Plan for tax deductibility reasons;

5) To ratify our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006; and

6) To transact such other business as may properly come before the meeting or any adjournment thereof.
      If you were a stockholder as of the close of business on March 24, 2006, you are entitled to vote at the meeting and at any adjournment thereof.
      Please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form, whether or not you plan on attending the meeting. If you plan to attend the meeting and wish to vote or change your vote there, please review the instructions set forth in the 2006 Proxy Statement under “Voting Information.”
      We have enclosed a copy of our 2005 Annual Report to Stockholders with this notice and proxy statement.

By Order of the Board of Directors,

LIANE K. HINRICHS
Secretary
Dated: March 31, 2006

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION
      We are mailing this proxy statement and accompanying proxy card to our stockholders beginning on March 31, 2006. Our Board of Directors is soliciting your proxy to vote your shares at our Annual Meeting to be held on May 3, 2006. We will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation for a fee that will not exceed $7,500, plus out-of-pocket expenses. In addition, our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in “street name”), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses. If your shares are held through The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the “McDermott Thrift Plan”), the trustee of that plan has sent you this proxy statement and a voting instruction form, which you can use to direct the trustee on how to vote your plan shares.
VOTING INFORMATION
Record Date and Who May Vote
      Our Board of Directors selected March 24, 2006 as the record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, Computershare Trust Company, N.A., on the Record Date, you may vote your shares on the matters to be considered by our stockholders at the Annual Meeting. If your shares were held in street name on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting. They have forwarded to you this proxy statement seeking your instructions on how you want your shares voted.
      On the Record Date, 72,470,927 shares of our common stock were outstanding. Each outstanding share of common stock entitles its holder to one vote on each matter to be acted on at the meeting.
How to Vote
      For shares held of record, you can vote your shares in person at the Annual Meeting or vote now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage prepaid envelope or by calling a toll-free telephone number or using the Internet as further described in the enclosed proxy card. By giving us your proxy, you will be directing us on how to vote your shares at the meeting. Even if you plan on attending the meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the meeting. If you do attend the meeting, you can change your vote at that time.
      If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to matters for which they have discretionary authority under the applicable New York Stock Exchange rules. For all other matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage prepaid envelope. If you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information.
      Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

      In either case, telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.
      You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.
How to Change Your Vote
      For shares held of record, you may change your vote by written notice to our Corporate Secretary, granting a new proxy or by voting in person at the Annual Meeting. Unless you attend the meeting and vote your shares in person, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.
      For shares held in street name, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds such shares for you.
Quorum
      The Annual Meeting will be held only if a quorum exists. The presence at the meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting as to a particular matter. Shares held by brokers and other nominees as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter are called “broker non-votes” and will count for quorum purposes.
Proposals to Be Voted on; Vote Required and How Votes Are Counted
      We are asking you to vote on the following:

•	the election of Robert L. Howard, D. Bradley McWilliams and Thomas C. Schievelbein to Class II of our Board of Directors;

•	the election of Robert W. Goldman to Class III of our Board of Directors;

•	the amendment and restatement of the McDermott International, Inc. 2001 Directors and Officers Long-Term Incentive Plan (the “2001 D&O Plan”) to, among other things, increase the number of authorized shares we may issue under awards granted pursuant to the 2001 D&O Plan by 2,500,000 and remove aggregate restrictions on shares awarded as restricted stock, deferred stock unit and preferred share awards;

•	the approval of our Executive Incentive Compensation Plan (the “EICP”) for tax deductibility reasons; and

•	the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006.
      With the exception of the proposal to amend and restate the 2001 D&O Plan, each proposal, including the election of directors, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. The proposal to increase the number of shares authorized under the 2001 D&O Plan requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposals, provided that the total number of votes cast on the proposal represent a majority of the shares outstanding on the Record Date. In the election of directors, you may vote “FOR” all director nominees or withhold your vote for any one or more of the director nominees. For each other proposal, you may vote “FOR” or “AGAINST” or abstain from voting. Because abstentions are counted for purposes of determining whether a quorum is present but are not affirmative votes for a proposal, they have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the vote on the election of directors, on the approval of our EICP or on the ratification of the independent registered public accounting firm. Broker non-votes will have no effect on the proposal to amend and restate the 2001 D&O Plan as long as the total number of votes cast on the proposal represents a majority of the shares entitled to vote. Otherwise, the effect of a broker non-vote is a vote against the proposal.
      If you submit a signed proxy card without specifying your vote, your shares will be voted “FOR” the election of all director nominees, the proposal to amend and restate the 2001 D&O Plan, the approval of our EICP and the ratification of our Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006. If you hold your shares in street name and you do not instruct your broker or nominee how to vote those shares, they may vote your shares as they decide as to matters for which they have discretionary authority under the applicable New York Stock Exchange rules. In general, brokers and other nominees do not have discretionary authority on proposals relating to equity compensation plans. Therefore, absent instructions from you, your broker may not vote your shares on the proposal to amend and restate the 2001 D&O Plan. Your broker will be entitled to vote your shares in its discretion, absent instructions from you, on the election of directors, the approval of our EICP and the ratification of the appointment of the independent registered public accounting firm.
      We are not aware of any other matters that may be presented or acted on at the meeting. If you vote by signing and returning the enclosed proxy card or using the telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the meeting.
Confidential Voting
      All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

•	to meet any legal requirements;

•	in limited circumstances such as a proxy contest in opposition to our Board of Directors;

•	to permit independent inspectors of election to tabulate and certify your vote; or

•	to adequately respond to your written comments on your proxy card.

ELECTION OF DIRECTORS
(ITEM 1)
      Our Articles of Incorporation provide for the classification of our Board of Directors into three classes, and provide that the term of office of one class shall expire each year. Currently, our Board of Directors has ten members. Robert W. Goldman, who became a director in November 2005, was assigned to Class III to more evenly distribute the number of directors among the three classes as prescribed by our Articles of Incorporation.
      The term of office of our Class II directors — Joe B. Foster, Robert L. Howard, D. Bradley McWilliams and Thomas C. Schievelbein — will expire at this year’s Annual Meeting. On the nomination of our Board, Messrs. Howard, McWilliams and Schievelbein will stand for re-election as Class II directors at this year’s Annual Meeting for a term of three years. Pursuant to the requirements of our By-laws, Joe B. Foster will retire from our Board after seven years of service, effective at this year’s Annual Meeting.
      Because of his assignment to Class III of the Board, Mr. Goldman’s current term of office will expire at next year’s Annual Meeting. Our Board of Directors determined to submit the nomination of Mr. Goldman for election at this year’s Annual Meeting so that our stockholders would have the opportunity to ratify the selection of Mr. Goldman as a Class III director. Accordingly, on the nomination of our Board, Mr. Goldman will stand for election as a Class III Director at this year’s Annual Meeting for a term of one year.
      Our amended and restated By-Laws provide that (1) a person shall not be nominated for election or re-election to our Board of Directors if such person shall have attained the age of 70 prior to the date of election or re-election and (2) any director who attains the age of 70 during his or her term shall be deemed to have resigned and retired at the first Annual Meeting following his or her attainment of the age of 70, unless the application of this mandatory retirement provision is waived by the full Board of Directors, provided that any such waiver may only extend for one year. Although Admiral Bruce DeMars has reached the mandatory retirement age of 70 for directors under our By-Laws, our full Board of Directors waived the application of the mandatory retirement provision for the one-year period, allowing Admiral DeMars to continue serving as a director until our Annual Meeting in 2007.
      Unless otherwise directed, the persons named as proxies in the enclosed proxy card intend to vote “FOR” the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving. Set forth below under “Class I Directors” and “Other Class III Directors” are the names of our other directors who will continue to serve as directors after this year’s Annual Meeting. All directors have been previously elected by the stockholders or are standing for election as directors at this year’s Annual Meeting.

      Set forth below is certain information (ages are as of May 3, 2006) with respect to each nominee for election as a director and each director of our company who will continue to serve as a director after this year’s Annual Meeting.

		Director
Name and Principal Occupation	Age	Since

Class II Nominees
Robert L. Howard	69	1997
Until his retirement in March 1995, Mr. Howard was Vice President of Domestic Operations, Exploration and Production of Shell Oil Company, and President of Shell Western Exploration and Production Inc. from 1992, and President of Shell Offshore, Inc. from 1985. He is also a director of Devon Energy Corporation and serves as lead director for Southwestern Energy Company.
D. Bradley McWilliams	64	2003
From April 1995 until his retirement in April 2003, Mr. McWilliams was Senior Vice President and Chief Financial Officer of Cooper Industries Ltd., a worldwide manufacturer of electrical products, tools and hardware. He was Vice President of Cooper Industries from 1982 until April 1995.
Thomas C. Schievelbein	52	2004
Until his retirement in November 2004, Mr. Schievelbein was President of Northrop Grumman Newport News, a subsidiary of the Northrop Grumman Corporation, a global defense company, from November 2001. From October 1995 to October 2001, he served as Executive Vice President and Chief Operating Officer of Newport News Shipbuilding, Inc.
      Our Board recommends that stockholders vote “FOR” each of the nominees named above.

		Director
Name and Principal Occupation	Age	Since

Class III Nominee
Robert W. Goldman	64	2005
Since October 2002, Mr. Goldman has served as an independent financial consultant. Previously, Mr. Goldman worked for Conoco Inc. (an international, integrated energy company and predecessor to ConocoPhillips) from 1988 to 2002, most recently as Senior Vice President, Finance and Chief Financial Officer from 1998 to 2002. He is currently the Vice President, Finance of the World Petroleum Council and also serves as a director of El Paso Corporation, Parker Drilling Company and Tesoro Corporation.
      Our Board recommends that stockholders vote “FOR” the nominee named above.

		Director
Name and Principal Occupation	Age	Since

Other Class III Directors
Ronald C. Cambre	67	2000
Until December 2001, Mr. Cambre was Chairman of the Board of Newmont Mining Corporation (an international mining company) from January 1995 and served as its Chief Executive Officer from November 1993 until his retirement in December 2000. He was also President of Newmont Mining Corporation from June 1994 to July 1999. Mr. Cambre is also a director of Cleveland-Cliffs Inc., W. R. Grace & Co. and Inco Limited.
Bruce DeMars	70	1997
Admiral DeMars has been a Partner in RSD, LLC, a firm that introduces new products and services to industry and government, since August 2001. Previously, he was a Partner in the Trident Merchant Group and also Chief Executive Officer of the Non-Proliferation Trust, Inc. from February 1998 to June 2001. From 1988 until his retirement from the Navy in October 1996, Admiral DeMars was Director, Naval Nuclear Propulsion, a joint Department of the Navy/ Department of Energy program responsible for the design, construction, maintenance, operation and final disposal of reactor plants for the United States Navy. He is also the Non-Executive Chairman of the Board of Directors of Duratek, Inc. and a director of Exelon Corporation.

		Director
Name and Principal Occupation	Age	Since

Class I Directors
Roger A. Brown	61	2005
Since May 2005, Mr. Brown has been Vice President, Strategic Initiatives of Smith International, Inc. (a supplier of goods and services to the oil and gas exploration and production industry, the petrochemical industry and other industrial markets). Mr. Brown served as President of Smith Technologies (a business unit of Smith International, Inc.) from July 1998 to May 2005.
Oliver D. Kingsley, Jr.	63	2004
Until his retirement in November 2004, Mr. Kingsley served as President and Chief Operating Officer of Exelon Corporation (an integrated utility company) from May 2003, Senior Executive Vice President from February 2002 and President and Chief Nuclear Officer from October 2000. Mr. Kingsley also served as President and Chief Executive Officer of Exelon’s subsidiary, Exelon Generation, from February 2000 to November 2004 and as President and Chief Nuclear Officer of Unicom Corporation (an integrated electric utility company) from November 1997 to October 2000.
Bruce W. Wilkinson	61	2000
Mr. Wilkinson has been Chairman of the Board and Chief Executive Officer of McDermott since August 2000. Mr. Wilkinson served as President and Chief Operating Officer of McDermott from April 2000 to August 2000 and President and Chief Operating Officer of our subsidiary J. Ray McDermott, S.A. from July 2002 through February 2003. Previously, he was: a principal of Pinnacle Equity Partners, L.L.C. (a private equity group) from May 1999 to April 2000; Chairman and Chief Executive Officer of Chemical Logistics Corporation (a company formed to consolidate chemical distribution companies) from April 1998 to April 1999; President and Chief Executive Officer of Tyler Corporation (a diversified manufacturing and service company) from April 1997 to October 1997; Interim President and Chief Executive Officer of Proler International, Inc. (a ferrous metals recycling company) from July 1996 to December 1996; Chairman and Chief Executive Officer of CRSS, Inc. (a global engineering and construction services company) from October 1989 to March 1996; and President and Chief Executive Officer of CRSS, Inc. from 1982 to 1989. He is also a director of Cooper Cameron Corporation.

Board Independence
      The New York Stock Exchange listing standards require our Board of Directors to be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. To assist it in determining director independence, the Board has established categorical standards which conform to, or are more exacting than, the independence requirements in the New York Stock Exchange listing standards. These standards are contained in the Corporate Governance Guidelines found on our website at www.mcdermott.com under “Investor Relations — Corporate Governance.”
      Our Board of Directors has determined that all nine nonmanagement members of the Board are independent because they meet these categorical standards for director independence.
Annual Meeting Attendance
      As reflected in our Corporate Governance Guidelines, we have adopted a policy that each member of our Board of Directors must make reasonable efforts to attend our Annual Meeting. All nine directors then serving on the Board attended our 2005 Annual Meeting.
Board of Directors and Its Committees
      Our Board currently has, and appoints the members of, standing Audit, Compensation and Governance Committees. In November 2005, the Board formed a limited duration Special Finance Committee, which unless extended, will terminate following this year’s Annual Meeting. Each of the Board committees, including the Audit, Compensation and Governance Committees, is comprised entirely of independent nonmanagement directors. Each of the Board committees has a written charter approved by the Board. The current charter for each committee is posted on our website at www.mcdermott.com under “Investor Relations — Corporate Governance.” The current members of the committees are identified in the following table.

Board Committee

Director	Audit	Compensation	Governance	Special Finance

Roger A. Brown		✓	✓

Ronald C. Cambre		Chair		✓

Bruce DeMars	✓		✓

Joe B. Foster	✓			✓

Robert W. Goldman	✓

Robert L. Howard			Chair

Oliver D. Kingsley, Jr.		✓	✓

D. Bradley McWilliams	Chair	✓		✓

Thomas C. Schievelbein	✓

      Audit Committee. During the year ended December 31, 2005, the Audit Committee met six times. The Audit Committee’s role is financial oversight. Our management is responsible for preparing financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the independent registered public accounting firm’s work.
      The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of McDermott’s independent registered public accounting firm. The committee, among other things, also reviews and discusses McDermott’s audited financial statements with management and the independent registered public accounting firm.
      Our Board has determined that Messrs. McWilliams, Foster, Goldman and Schievelbein and Admiral DeMars each qualify as an “audit committee financial expert” within the definition established by the Securities and Exchange Commission (“SEC”). For more information on the background of each of Messrs. McWilliams, Goldman and Schievelbein and Admiral DeMars, see their biographical information under “Election of Directors.” Mr. Foster will retire from the Board and the Audit Committee effective at this year’s Annual Meeting.
      A copy of the charter, which was amended and restated in November 2005, is attached as Appendix A to this proxy statement.
      Governance Committee. During the year ended December 31, 2005, the Governance Committee met five times. This committee, in addition to other matters, recommends to our Board of Directors (1) for approval and adoption, the qualifications, term limits and nomination and election procedures relating to our directors, and (2) nominees for election to our Board of Directors. This committee will consider individuals recommended by stockholders for nomination as directors in accordance with the procedures described under “Stockholders’ Proposals.” Our Governance Committee has primary oversight responsibility for our compliance and ethics program, excluding certain oversight responsibilities assigned to the Audit Committee. In conjunction with the Compensation Committee, the Governance Committee oversees the annual evaluation of our Chief Executive Officer.
      Compensation Committee. During the year ended December 31, 2005, the Compensation Committee met five times. The Compensation Committee (1) determines the salaries of all our officers elected to their positions by our Board of Directors, and reviews and makes recommendations regarding the salaries of officers of our subsidiaries, (2) administers and makes awards under our stock, incentive compensation and supplemental compensation plans and programs, and (3) monitors and makes recommendations relating to our and our subsidiaries’ various employee benefit plans, such as retirement and pension plans, thrift plans, health and medical plans, and life, accident and disability insurance plans.
      Special Finance Committee. Our Board of Directors constituted the Special Finance Committee in November 2005 for the primary purpose of reviewing significant financing plans and strategies of the Company. During the year ended December 31, 2005, the Special Finance Committee met 2 times.
Lead Director
      In February 2006, our Board of Directors approved the continued designation of Admiral DeMars as lead director to preside at all executive sessions of nonmanagement directors. Admiral DeMars has served as lead director since January 2004. In his absence, the remaining nonmanagement directors may appoint a presiding director by majority vote. The nonmanagement directors meet in executive session without management on a regular basis. Stockholders or other interested persons may send written communications to Admiral DeMars, addressed to Admiral DeMars, c/o McDermott International, Inc., Corporate Secretary’s Office, 777 N. Eldridge Pkwy, Houston, Texas 77079.
Communications With the Board
      To foster better communication with our stockholders, we have established a process for stockholders to communicate with our Board of Directors. Stockholders or other interested persons may send written communications to the independent members of our Board, addressed to Board of Directors (independent members), c/o McDermott International, Inc., Corporate Secretary’s Office, 777 N. Eldridge Pkwy, Houston, Texas 77079. Information regarding this process is posted on our website at www.mcdermott.com under “Investor Relations — Corporate Governance.”

Director Nominations Process
      Our Governance Committee has determined that a candidate for election to our Board of Directors must meet specific minimum qualifications. Each candidate must:

•	have a record of integrity and ethics in his/her personal and professional life;

•	have a record of professional accomplishment in his/her field;

•	be prepared to represent the best interests of our stockholders;

•	not have a material personal, financial or professional interest in any competitor of ours; and

•	be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Governance Committee’s sole judgment, interfere with or limit his or her ability to do so.
      In addition, the Governance Committee also considers it desirable that candidates possess the following qualities or skills:

•	each candidate should contribute positively to the collaborative culture among Board members; and

•	each candidate should possess professional and personal experiences and expertise relevant to our businesses and industries.
      The Governance Committee solicits ideas for possible candidates from a number of sources — including members of the Board, our senior level executives and individuals personally known to the members of the Board.
      Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws. See “Stockholders’ Proposals” in this proxy statement and our by-laws, which may be found on our website at www.mcdermott.com at “Investor Relations — Corporate Governance.”
      The Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on the Board. Although the Governance Committee will consider candidates identified by stockholders, the Governance Committee may determine not to recommend those candidates to the Board, and the Board may determine not to nominate those candidates. Mr. Goldman, who was elected to our Board in November 2005, is the only director nominee for the 2006 Annual Meeting who is standing for election for the first time. Mr. Wilkinson suggested Mr. Goldman as a potential director candidate and recommended him to our Governance Committee. There was no prior relationship between Mr. Wilkinson and Mr. Goldman. The Governance Committee recommended Mr. Goldman to our Board of Directors for nomination as a director.

Corporate Governance
      Copies of the following corporate governance materials may be found on our website at www.mcdermott.com at “Investor Relations — Corporate Governance” and are available in print to any stockholder who requests in writing to McDermott International, Inc., Corporate Secretary’s Office, 777 N. Eldridge Pkwy, Houston, Texas 77079:

Audit Committee Charter
Governance Committee Charter
Compensation Committee Charter
Special Finance Committee Charter
Code of Ethics for CEO and Senior Financial Officers
Corporate Governance Guidelines
Board of Directors Conflicts of Interest Policies and Procedures
By-laws
Officers, Board Members & Contact Information
      In addition, McDermott’s Code of Business Conduct may be found on our website at www.mcdermott.com at “Corporate Info — Ethics.”
Directors’ Attendance and Compensation
      Directors’ Attendance and Fees; Insurance. During the year ended December 31, 2005, our Board of Directors held ten meetings. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served. Employee directors are not paid for their services as directors. Nonemployee directors are compensated as follows:

•	each nonemployee director receives an annual retainer fee of $40,000;

•	each nonemployee director receives a fee of $2,500 for each Board meeting personally attended and a fee of $1,000 for each Board meeting in which such director participates by telephone;

•	each non-chair committee member receives an additional annual fee of $2,500 per committee;

•	the chair of the Audit Committee receives an additional annual fee of $10,000;

•	the chair of each other committee receives an additional annual fee of $5,000;

•	each committee member receives a fee of $1,750 for each committee meeting personally attended and a fee of $1,000 for each committee meeting in which such director participates by telephone; and

•	the lead director receives an additional annual fee of $10,000.
      We also provide travel accident insurance to nonemployee directors under the same terms and conditions applicable to our employees.
      Directors Stock Plans. In addition to the fees and benefits provided to our directors described above, we currently have a directors stock plan under which we have granted stock options and issued restricted stock to our nonemployee directors. A maximum of 100,000 shares of our common stock may be issued under the 1997 Director Stock Program, which we adopted and our stockholders approved in 1997. Under this program:

•	each nonemployee director is granted options to purchase 900 shares of our common stock on the first day of the first year of such director’s term and 300 shares on the first day of any subsequent year of such term;

•	the options have an exercise price equal to the fair market value of our common stock (average of high and low trading price) on the date of grant, become fully exercisable six months after the date of grant, and remain exercisable for ten years after the date of grant;

•	each nonemployee director is also granted rights to purchase 450 restricted shares of our common stock on the first day of the first year of such director’s term and 150 restricted shares on the first day of any subsequent year of such term at $1.00 per share;

•	the shares of restricted stock are subject to transfer restrictions and forfeiture provisions, which generally lapse at the end of a director’s term;

•	if a change in control of our company occurs, all transfer restrictions and forfeiture provisions on the shares of restricted stock will lapse and all outstanding stock options will become immediately exercisable; and

•	we granted options to purchase 5,300 shares of our common stock and 2,650 shares of restricted stock to nonemployee directors during the year ended December 31, 2005.
      In addition, a maximum of 3,000,000 shares of our common stock may be issued to executives, key employees, nonemployee directors and consultants under the 2001 D&O Plan, which we adopted and our stockholders approved in 2002. Shares of our common stock approved for issuance under some of our prior stock plans that were not awarded, or that were subject to awards that have been cancelled, terminated, forfeited, expired, settled in cash, or exchanged for consideration not involving shares, are also available for awards under the 2001 D&O Plan. Under the 2001 D&O Plan:

•	options, restricted stock, performance units and deferred stock units may be granted, from time to time, to directors in such number, and on such terms, as the Compensation Committee or the Board of Directors may determine;

•	any options granted must have an exercise price that is not less than the fair market value of our common stock (average of high and low trading prices) on the date of grant;

•	the Compensation Committee or the Board of Directors determines when the options become exercisable and the duration of the options, provided that no option may be exercisable later than the tenth anniversary of the date of grant;

•	any shares of restricted stock, performance units and deferred stock units granted are subject to such vesting restrictions, transfer restrictions and forfeiture provisions as the Compensation Committee or the Board of Directors establishes;

•	the Compensation Committee or the Board of Directors determines the treatment of awards in the event of a change in control of our company on an individual award basis; and

•	we granted options to purchase 40,000 shares of our common stock and 4,000 shares of restricted stock to nonemployee directors during the year ended December 31, 2005.
      We have proposed an amendment and restatement of the 2001 D&O Plan to, among other things, increase the number of authorized shares reserved for issuance under the 2001 D&O Plan, as more fully described in Item 2 to this Proxy Statement.

EXECUTIVE OFFICERS
      Set forth below is the age (as of May 3, 2006), the principal positions held with McDermott or certain subsidiaries, and certain other business experience information for each of our executive officers other than Bruce W. Wilkinson, who is our Chief Executive Officer and Chairman of the Board. For more information on Mr. Wilkinson, see his biographical information under “Election of Directors.” Unless we otherwise specify, all positions described below are positions with McDermott International, Inc.
      Robert A. Deason, 60, has been President and Chief Operating Officer of our subsidiary J. Ray McDermott, S.A. since March 2003. Previously, he was: Vice President, Operations of Fluor Corporation, an engineering, procurement, construction and maintenance services company, from March 1999 to January 2003; and Vice President, Project Management Production, Pipelines & Marine Services of Fluor Corporation from June 1997 to March 1999.
      James R. Easter, 49, has been our Vice President, Corporate Development and Strategic Planning since March 2006. Previously, he was: Vice President, Finance and Treasurer from September 2002 to February 2006; Assistant Treasurer of McDermott from May 2002 to September 2002; Vice President in the Retail Energy Solutions Group of Reliant Resources, Inc., an electricity and energy services company, from December 2000 to May 2002; associated with Industrial Growth Partners LP, a private equity fund, from January 2000 to December 2000; Vice President, Finance Origination of the Asia Pacific Group of Enron International, Inc., a subsidiary of Enron Corp., from June 1999 to January 2000; and a Director in the Risk Control Group of Enron Corp. from January 1996 to June 1999.
      John A. Fees, 48, has been President and Chief Operating Officer of our subsidiary BWX Technologies, Inc. since September 2002. Previously, he was President and General Manager of BWXT Services, Inc., a subsidiary of BWX Technologies, from September 1997 to November 2002.
      Francis S. Kalman, 58, has been our Executive Vice President and Chief Financial Officer since February 2002. Previously, he was: Senior Vice President and Chief Financial Officer of Vector ESP, Inc., a technology solutions provider, from March 2000 to February 2002; a principal of Pinnacle Equity Partners, LLC from April 1999 to March 2000; Executive Vice President and Chief Financial Officer of Chemical Logistics Corporation, a logistics company specializing in the storage and movement of chemicals, from February 1998 to April 1999; and Senior Vice President and Chief Financial Officer of Keystone International, Inc., a manufacturer of industrial products, from May 1996 to September 1997. Mr. Kalman is a director of Pride International, Inc.
      David L. Keller, 52, has been President and Chief Operating Officer of our subsidiary The Babcock & Wilcox Company (“B&W”) since January 2002. Previously, he was: Executive Vice President and Chief Operating Officer of B&W from March 2001 to January 2002; Senior Vice President, Service Group of B&W from February 2001 to March 2001; President of Diamond Power International, Inc. from March 1998 to February 2001; and General Manager of Diamond Power International from February 1997 to March 1998.
      James C. Lewis, 50, has been our Vice President, Treasurer since March 2006. Previously, he was: Assistant Treasurer of McDermott from July 2003 to February 2006; Vice President, Structuring of Enron Corp., from December 2001 to July 2003 and Vice President, Structuring of Enron Global Markets, LLC, a subsidiary of Enron Corp., from September 2000 to December 2001.
      John T. Nesser, III, 57, has been our Executive Vice President and General Counsel since January 2006. Previously, he was: Executive Vice President, General Counsel and Corporate Secretary of McDermott from February 2001 to December 2005; Senior Vice President, General Counsel and Corporate Secretary of McDermott from January 2000 to February 2001; Vice President and Associate General Counsel of McDermott from June 1999 to January 2000; and Associate General Counsel of McDermott from October 1998 to June 1999. Previously, he served as a managing partner of Nesser, King & LeBlanc, a New Orleans law firm, which he co-founded in 1985.
      Louis J. Sannino, 57, has been our Executive Vice President, Human Resources, Health, Safety & Environmental since February 2005. Previously, he was: Senior Vice President, Human Resources, Health,

Safety & Environmental from June 2004 to February 2005; Senior Vice President, Human Resources and Corporate Compliance Officer from October 2000 to June 2004; Vice President, Human Resources from November 1998 to October 2000; and Director, Human Resources from April 1989 to November 1998.
      Michael S. Taff, 44, has been our Vice President and Chief Accounting Officer since June 2005. Previously, he served as Vice President and Chief Financial Officer of HMT Inc. (an engineering and construction company) from June 2004 to June 2005 and Vice President and Corporate Controller of Philip Services Corporation (a provider of industrial, environmental, transportation and container services) from September 1994 to May 2004.
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
      The following table sets forth the number of shares of our common stock beneficially owned as of March 22, 2006 by each director or nominee as a director, and each Named Executive Officer (as that term is defined under the caption “Compensation of Executive Officers”) and all our directors and executive officers as a group, including shares that those persons have the right to acquire within 60 days on the exercise of stock options.

Shares
Beneficially
Name	Owned

Roger A. Brown(1)	6,592
Ronald C. Cambre(2)	32,138
Robert A. Deason(3)	184,120
Bruce DeMars(4)	37,184
John A. Fees(5)	97,028
Joe B. Foster(6)	46,925
Robert W. Goldman(7)	675
Robert L. Howard(8)	41,310
Francis S. Kalman(9)	278,864
Oliver D. Kingsley, Jr.(10)	4,742
D. Bradley McWilliams(11)	8,138
John T. Nesser III(12)	341,905
Thomas C. Schievelbein(13)	7,913
Bruce W. Wilkinson(14)	1,109,564
All directors and executive officers as a group (19 persons)(15)	2,459,676

(1)	Shares owned by Mr. Brown include 2,617 shares of common stock that he may acquire on the exercise of stock options, as described above, and 950 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(2)	Shares owned by Mr. Cambre include 23,425 shares of common stock that he may acquire on the exercise of stock options, as described above, and 950 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(3)	Shares owned by Mr. Deason include 89,513 shares of common stock that he may acquire on the exercise of stock options, as described above, and 36,500 restricted shares of common stock as to which he has sole voting power but no dispositive power. Also includes 1,964 shares of common stock held in the McDermott Thrift Plan.

(4)	Shares owned by Admiral DeMars include 25,450 shares of common stock that he may acquire on the exercise of stock options, as described above, and 950 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(5)	Shares owned by Mr. Fees include 55,624 shares of common stock that he may acquire on the exercise of stock options, as described above, and 28,500 restricted shares of common stock as to which he has sole voting power but no dispositive power. Also includes 5,373 shares of common stock held in the McDermott Thrift Plan.

(6)	Shares owned by Mr. Foster include 23,950 shares of common stock that he may acquire on the exercise of stock options, as described above, and 1,100 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(7)	Shares owned by Mr. Goldman, who became a director of the Company on November 15, 2005, include 450 shares of common stock that he may acquire on the exercise of stock options, as described above, and 225 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(8)	Shares owned by Mr. Howard include 25,577 shares of common stock that he may acquire on the exercise of stock options, as described above, and 1,100 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(9)	Shares owned by Mr. Kalman include 175,596 shares of common stock that he may acquire on the exercise of stock options, as described above, and 74,200 restricted shares of common stock as to which he has sole voting power but no dispositive power. Also includes 1,347 shares of common stock held in the McDermott Thrift Plan.

(10)	Shares owned by Mr. Kingsley include 2,717 shares of common stock that he may acquire on the exercise of stock options, as described above, and 950 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(11)	Shares owned by Mr. McWilliams include 6,425 shares of common stock that he may acquire on the exercise of stock options, as described above, and 1,100 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(12)	Shares owned by Mr. Nesser include 220,610 shares of common stock that he may acquire on the exercise of stock options, as described above, and 42,800 restricted shares of common stock as to which he has sole voting power but no dispositive power. Also includes 4,423 shares of common stock held in the McDermott Thrift Plan.

(13)	Shares owned by Mr. Schievelbein include 6,275 shares of common stock that he may acquire on the exercise of stock options, as described above, and 1,100 restricted shares of common stock as to which he has sole voting power but no dispositive power.

(14)	Shares owned by Mr. Wilkinson include 825,807 shares of common stock that he may acquire on the exercise of stock options, as described above, and 117,100 restricted shares of common stock as to which he has sole voting power but no dispositive power. Also includes 3,288 shares of common stock held in the McDermott Thrift Plan.

(15)	Shares owned by all directors and executive officers as a group include 1,627,310 shares of common stock that may be acquired on the exercise of stock options, as described above, and 354,325 restricted shares of common stock as to which they have sole voting power but no dispositive power. Also includes 22,617 shares of common stock held in the McDermott Thrift Plan.
      Shares beneficially owned in all cases constituted less than one percent of the outstanding shares of common stock, except that the 1,109,564 shares of common stock beneficially owned by Mr. Wilkinson constituted approximately 1.54% and the 2,459,676 shares of common stock beneficially owned by all directors and executive officers as a group constituted approximately 3.40% of the outstanding shares of common stock on March 22, 2006, in each case as determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
      The following table furnishes information concerning all persons known by us to beneficially own 5% or more of our outstanding shares of common stock, which is our only class of voting stock outstanding:

		Amount and
		Nature of
		Beneficial	Percent of
Title of Class	Name and Address of Beneficial Owner	Ownership	Class(1)

Common Stock	Ameriprise Financial, Inc.	4,098,428 (2)	5.68%
	145 Ameriprise Financial Center Minneapolis, MN 55474

(1)	Percent is based on the outstanding shares of our common stock on March 1, 2006.

(2)	As reported on Schedule 13G filed with the SEC on February 14, 2006. According to the filing, Ameriprise Financial, Inc. has shared voting power over 6,540 shares, shared dispositive power over 4,098,428 shares and sole voting or dispositive power over no shares.

COMPENSATION COMMITTEE REPORT
To Our Stockholders
      The Compensation Committee is currently comprised of four independent directors. The Committee exists to oversee the development and implementation of executive compensation policies that support McDermott’s strategic business objectives and values. Our duties include:

•	Reviewing and approving the design of McDermott’s executive compensation programs and salary arrangements for its executive officers;

•	Assessing the effectiveness of McDermott’s executive compensation programs in light of its compensation policies; and

•	Evaluating executive performance.
Compensation Philosophy
      We adhere to an executive compensation philosophy that supports McDermott’s business strategies. These strategies are to:

•	Maximize profits;

•	Increase shareholder value;

•	Strengthen cash flow and liquidity;

•	Reinforce operating discipline and excellence in each of McDermott’s business groups; and

•	Pursue internal and external initiatives for growth.
      Our philosophy for executive compensation is to:

•	Manage compensation opportunities from a total compensation perspective that emphasizes at-risk compensation, while balancing short-term and long-term compensation to support McDermott’s business and financial strategic goals;

•	Structure compensation opportunities that are contingent on performance measures that drive growth and, to the extent possible, are fully competitive;

•	Reflect positive, as well as negative, company and individual performance in pay;

•	Emphasize equity-based compensation for McDermott executives to reinforce management’s focus on shareholder value;

•	Structure compensation programs that are flexible and focus, as appropriate, on issues that are unique to individuals and business groups; and

•	Provide compensation opportunities that are designed to attract and retain executive talent.
      McDermott’s executives participate in a comprehensive compensation program built around this philosophy. The key components of this program include base salary, annual bonus opportunities, equity-based and other long-term incentives (including stock options, restricted stock, performance units and deferred stock units) and benefits.
      Since 2000, the Committee has engaged Apogee, an executive compensation consulting firm, to assist in structuring McDermott’s executive compensation program and evaluating the competitiveness and effectiveness of its total compensation approach. A primary component of McDermott’s executive compensation program is compensation opportunities that are contingent upon the achievement of operational and financial performance goals. Individual opportunities are formulated by giving principal consideration to the executive’s position within McDermott, individual accountabilities and performance, corporate and business group objectives and compensation practices in the competitive marketplace.

      To ensure that its executive compensation levels are both competitive and reasonable compared to the practices of other comparable companies, the Committee, with the assistance of Apogee, annually collects and reviews compensation information from several external sources. This information covers both specific industries in which McDermott competes and general industry. The industry-specific comparison is collected using a group of companies that have national and international business operations and sales volumes, market capitalizations, employment levels, and one or more lines of business that we believe are comparable to McDermott’s. We review and approve the selection of companies used for this purpose. The industry-specific comparison group is the same as the 2005 Peer Group used in the performance graph included in this proxy statement.
Base Salary
      Generally, base salaries reflect an individual’s level of responsibility, prior experience, breadth of knowledge, personal contributions, position within McDermott’s executive structure and market pay practices. Overall, base salaries are targeted at or near the median of market practice, with annual adjustments based on performance. When making annual adjustments, we conduct a qualitative assessment that considers many factors, including individual performance, both past and present. The factors used in making this evaluation may vary by individual and by position.
      As part of the review conducted by Apogee, a thorough analysis was performed to compare current executive salaries with competitive industry benchmarks. The analysis determined that, with the exception of Mr. Wilkinson discussed below, our salaries were generally within 10% of the market median considered to be fully competitive and salary adjustments were determined individually as described above.
      Mr. Wilkinson serves as McDermott’s Chief Executive Officer. In 2005, the Committee reviewed all components of Mr. Wilkinson’s compensation, including base salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock option and restricted stock gains, the cost to McDermott of all perquisites and other personal benefits, the earnings and accumulated payout obligations under McDermott’s non-qualified deferred compensation plans, McDermott’s contributions to the Supplemental Employee Retirement Plan and the actual projected payout obligations under McDermott’s qualified and excess retirement plans and in the event of a change-in-control. A tally sheet setting forth all the above components was prepared and reviewed by the Committee to determine the total compensation of Mr. Wilkinson.
      In consultation with Apogee, the Committee compared the total compensation of executive officers against McDermott compensation philosophy and market data. Mr. Wilkinson’s base annual salary was significantly below the median base salaries of chief executives at companies within the 2005 Peer Group. Giving consideration to McDermott’s financial performance and its progress toward achieving its business strategies during fiscal year 2005, the Committee increased Mr. Wilkinson’s base salary by 7.7% to $700,000 per annum.
Annual Bonus
      As part of the short-term component of McDermott’s overall executive compensation program for the year ended December 31, 2005, we provided bonus opportunities to our executive officers and other employees through McDermott’s Executive Incentive Compensation Plan (the “EICP”). The EICP is a cash-based performance incentive program designed to motivate and reward eligible employees for their contributions to those factors and objectives that drive McDermott’s earnings and growth. Executive officers at McDermott’s corporate headquarters and business groups whose effective performance can have a reasonable impact on McDermott’s tactical and strategic initiatives participate in the EICP annually. Bonuses of up to 200% of individual target awards may be earned under the EICP. At the 2006 Annual Meeting, we our asking our stockholders to approve our EICP for tax deductibility reasons. The EICP is more fully described in Item 3 and is attached as Exhibit C to the accompanying Proxy Statement.

      The target awards for 2005, as a percentage of the participating officer’s annual base salary on January 1, 2005, were as follows:

•	Chief Executive Officer, 80%;

•	Business group presidents, 65%;

•	Other senior officers of McDermott International, Inc., 55%; and

•	Other elected officers of McDermott International, Inc. and business groups, 45%.
      For the year ended December 31, 2005, participating officers earned bonuses under the EICP greater than their target awards based on performance measures established by the Committee at the beginning of the year including operating income and other measures reflecting individual accountabilities of each executive officer. Because the combined operating income of McDermott’s three principal business groups exceeded the maximum award level set by the Committee for the year ended December 31, 2005 and because McDermott’s internal control over financial reporting was concluded to be effective as of December 31, 2005, under the performance goals established by the Committee at the beginning of the year, Mr. Wilkinson earned a bonus of $1,036,000.
Equity-Based and Other Long-Term Incentives
      The Committee believes that the interests of its stockholders are best served when a significant percentage of officers’ compensation is comprised of equity-based and other long-term incentives that acquire value contingent upon increases in the share price of McDermott’s common stock and other indicators that reflect improvements in business fundamentals. In determining the size and frequency of individual long-term incentive awards, the Committee considers:

•	market practices among comparable and other companies;

•	level of responsibility;

•	individual performance; and

•	the potential of the grant recipient to affect future outcomes.
      The Committee does not apply any specific weighting of these factors in its determinations.
      In 2005, the Committee awarded executives and key employees with cash-based and equity-based incentives through the 2001 Directors and Officers Long-Term Incentive Plan (the “2001 D&O Plan”). It is the Committee’s intention to review compensation opportunities annually and to make awards under McDermott’s long-term plans at such times and in such amounts as may be required to accomplish the objectives described above.
      Stock Options. Stock options are granted to McDermott’s executives to provide an equity-based incentive component to their compensation. During the year ended December 31, 2005, McDermott, in consultation with Apogee, granted Mr. Wilkinson options to acquire 78,220 shares of common stock at an exercise price of $20.18 per share based primarily on competitive market information. These options vest one-third on each of the first three anniversaries of the date of grant and have a term of 10 years and, as required by the 2001 D&O Plan, have an exercise price equal to the fair market value of the underlying common stock on the date of grant.
      Restricted Stock. The Committee did not grant any restricted stock to executive officers in 2005 as a result of limitations on the aggregate restricted stock awards under the 2001 D&O Plan. However, in October 2004, the Committee approved the irrevocable elections of several officers to withhold shares of restricted stock upon vesting to satisfy the statutory minimum tax withholding obligation on restricted stock which vested during 2005. Four executive officers, including Mr. Wilkinson, and several other key employees elected to be subject to the share withholding in satisfaction of applicable statutory tax withholding requirements in connection with the vesting of restricted stock awards previously granted.

      Performance Units. The Committee did not grant any performance units in 2005 under the 2001 D&O Plan. On March 6, 2002, the Committee approved the 2002 Babcock & Wilcox Performance Incentive Plan (the “B&W Plan”) to provide long-term incentive opportunities to officers and key employees of B&W. As a result of B&W’s then-pending Chapter 11 bankruptcy proceedings, the Committee believed that long-term rewards for the executives of B&W would be most effective if they were tied to the performance of B&W, rather than McDermott common stock. In May 2005, the Committee granted performance units under the B&W Plan to executives and key employees of B&W, which vest on the first anniversary of the date of grant and are valued based upon the attainment of predetermined B&W performance measures.
      Deferred Stock Units. To add a retention element to the long-term component of executive officers’ total compensation, the Committee awarded deferred stock units in 2005 that will vest 20% on each of the first through fifth anniversaries of the date of grant. These deferred stock units will result in a cash payment equal to the average of the highest and lowest sales price of a share of Company common stock on the vesting date. During the year ended December 31, 2005, McDermott, in consultation with Apogee, granted Mr. Wilkinson 35,100 deferred stock units, based primarily on competitive market information.
Benefits
      Benefits offered to key executives serve a different purpose than the other elements of McDermott’s compensation program. In general, they provide a safety net of protection against financial catastrophes that can result from illness, disability or death. The Committee intends that benefits offered to key executives will generally be the same as those offered to the general employee population, with some variation to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.
Policy with Respect to Section 162(m)
      Section 162(m) of the Internal Revenue Code limits McDermott’s tax deductions relating to the compensation paid to certain executive officers, unless the compensation is performance-based and the material terms of the applicable performance goals are disclosed to and approved by McDermott’s stockholders. All of McDermott’s past executive equity-based compensation plans have received stockholder approval and, to the extent applicable, were prepared with the intention that McDermott’s incentive compensation would qualify as performance-based compensation under Section 162(m).
      While we intend to continue to rely on performance-based compensation programs, we are cognizant of the need for flexibility in making executive compensation decisions, based on the relevant facts and circumstances, so that the best interests of McDermott are achieved. To the extent consistent with this goal, we will attempt to satisfy the requirements of Section 162(m) in the future.
Conclusion
      We believe McDermott’s executive compensation policies and programs serve the interests of McDermott and its stockholders effectively, and that the various pay vehicles offered are appropriately balanced to provide appropriate motivation for executives to contribute to McDermott’s overall future success, thereby enhancing the value of McDermott for its stockholders’ benefit.
      We will continue to monitor the effectiveness of McDermott’s total compensation programs to meet the current needs of our company.

THE COMPENSATION COMMITTEE

R. C. Cambre, Chairman
R. A. Brown
O. D. Kingsley, Jr.
D. B. McWilliams

PERFORMANCE GRAPH
      The following graph compares the yearly percentage change in McDermott’s cumulative total return on its common stock over the preceding five-year period with the cumulative total return of the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and with two peer groups of publicly traded companies over the same period. The first peer group (the “2004 Peer Group”) was used in the presentation of the performance graph we included in the proxy statement for our 2005 Annual Meeting and consists of the following companies: Fluor Corporation, Global Industries, Ltd., GlobalSantaFe Corporation, Goodrich Corporation, Halliburton Company, Jacobs Engineering Group Inc., Rockwell Collins, Inc., The Shaw Group Inc., Stolt Offshore S.A., Technip S.A., United Defense Industries, Inc. and Washington Group International, Inc. The second peer group (the “2005 Peer Group”) includes one new company (Alliant Techsystems, Inc.) we selected in order to replace a company in the 2004 Peer Group that was acquired (United Defense Industries, Inc.) and provides a better representation of companies in the defense industry that are comparable to our Government Operations segment. The 2005 Peer Group consists of Alliant Techsystems, Inc., Fluor Corporation, Global Industries, Ltd., GlobalSantaFe Corporation, Goodrich Corporation, Halliburton Company, Jacobs Engineering Group Inc., Rockwell Collins, Inc., The Shaw Group Inc., Stolt Offshore S.A., Technip S.A. and Washington Group International, Inc. In accordance with SEC rules, we are presenting the 2005 Peer Group along with the 2004 Peer Group in the graph below.
Comparison of Cumulative Total Return*
McDermott International, S&P 500, 2004 Peer Group, and 2005 Peer Group

*	Assuming $100 invested on December 31, 2000 and reinvestment of dividends on quarterly basis.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

McDermott International, Inc.	$100.00	$114.14	$40.74	$111.16	$170.79	$414.98

S&P 500	$100.00	$88.17	$68.73	$88.41	$98.00	$102.80

2004 Peer Group	$100.00	$62.56	$58.14	$78.67	$110.67	$160.92

2005 Peer Group	$100.00	$65.80	$62.31	$82.29	$114.51	$165.08

COMPENSATION OF EXECUTIVE OFFICERS
      The following table summarizes the annual and long-term compensation of our Chief Executive Officer and our four highest paid executive officers other than our CEO (collectively, the “Named Executive Officers”) for the fiscal years ended December 31, 2005, 2004 and 2003.
Summary Compensation Table

								Long-Term Compensation

			Annual Compensation(1)					Awards		Payouts

							Other	Restricted	Securities
		Period					Annual	Stock	Underlying	LTIP	All Other
Name	Principal Position	Ended	Salary		Bonus		Comp.(2)	Awards(3)	Options	Payouts(4)	Comp.(5)

B.W. Wilkinson	Chairman & Chief	12/05	$700,000		$1,036,000		—	$0	78,220	$0	$6,303
	Executive Officer	12/04	$650,000		$1,339,000	(6)	—	$545,279	129,200	$0	$6,151
		12/03	$650,000		$0		—	$85,485	160,100	$0	$5,001
R.A. Deason	President & Chief	12/05	$410,006		$493,025		—	$0	30,540	$0	$5,254
	Operating Officer,	12/04	$370,008		$647,967	(7)	—	$261,843	50,000	$0	$6,156
	J. Ray McDermott	12/03	$262,500	(8)	$50,000	(9)	—	$77,998	100,000	$0	$5,216
J.A. Fees	President & Chief	12/05	$440,764		$502,220		—	$0	33,390	$98,114	$6,306
	Operating Officer,	12/04	$410,694		$533,000		—	$112,250	54,300	$0	$6,157
	BWX Technologies	12/03	$366,667		$416,520		—	$24,959	46,600	$0	$6,009
F.S. Kalman	Executive Vice President	12/05	$430,000		$473,000		—	$0	33,390	$0	$6,456
	& Chief Financial	12/04	$400,000		$629,000	(10)	—	$303,434	63,700	$0	$6,156
	Officer	12/03	$380,000		$0		—	$45,239	84,700	$0	$2,377
J.T. Nesser, III	Executive Vice President,	12/05	$365,000		$651,500	(11)	—	$0	23,730	$18,180	$6,304
	General Counsel	12/04	$335,000		$526,788	(12)	—	$232,475	42,900	$0	$6,154
		12/03	$317,040		$0		—	$29,327	55,000	$0	$6,010

(1)	Includes salary and bonus earned in a fiscal year, whether or not deferred. Bonus amounts include bonuses paid in 2006, 2005 and 2004, but earned in fiscal years 2005, 2004 and 2003, respectively.

(2)	The aggregate value of perquisites and other personal benefits received by a Named Executive Officer during a fiscal year is not included if it does not exceed the lesser of $50,000 or 10 percent of the total amount of such officer’s salary and bonus for that period. For purposes of determining whether perquisites exceeded that threshold amount, we did not assign any value to the inclusion of family members on charter flights, because we did not incur any incremental cost for the family member(s) to accompany the executive officer on those flights.

(3)	No shares of restricted stock were granted in 2005. Includes shares of restricted stock granted in 2004 and 2003. The restricted stock awards are valued at the closing market price of our common stock on the date of grant.

As of December 31, 2005, the total number of shares of restricted stock held by the Named Executive Officers and their market value (based on a closing market price on December 31, 2005 of $44.61, net of any consideration paid for such shares) are as follows:

	Shares of	Market
Name	Restricted Stock	Value

Mr. Wilkinson	162,100	$7,231,281
Mr. Deason	36,500	$1,628,265
Mr. Fees	28,500	$1,271,385
Mr. Kalman	74,200	$3,310,062
Mr. Nesser	68,800	$3,069,168

Dividends, if any, would be paid on restricted stock at the same time and at the same rate as dividends paid to all stockholders. Grants of restricted stock in 2004 vest over a period of three to five years from the grant date, based upon the attainment of predetermined financial goals.

(4)	The amount shown for Messrs. Fees and Nesser is attributable to stock issued in the year ended December 31, 2005 with respect to deferred stock units granted during the fiscal year ended December 31, 2000 and is valued at the closing market price of common stock on the date the stock was issued.

(5)	Amounts shown for each Named Executive Officer for the fiscal years ended 2005, 2004 and 2003 are attributable to our matching contributions to the officer’s contribution under the McDermott Thrift Plan.

(6)	Includes cash retention payments made to Mr. Wilkinson of $325,000 under our Key Executive Retention Program (“KERP”).

(7)	Includes cash retention payments made to Mr. Deason of $185,004 under our KERP.

(8)	Reflects only the compensation paid to Mr. Deason from the time he joined our company in March 2003.

(9)	Reflects a $50,000 signing bonus.

(10)	Includes cash retention payments made to Mr. Kalman of $200,000 under our KERP.

(11)	Includes a discretionary bonus award of $250,000 as a result of The Babcock & Wilcox Company’s settlement and emergence from Chapter 11 bankruptcy.

(12)	Includes cash retention payments made to Mr. Nesser of $167,500 under our KERP.
Option Grant Table
      The following table provides information about option grants to the Named Executive Officers during the year ended December 31, 2005.
Option Grants in Fiscal Year 2005

	Individual Grants(1)

	Number of				Potential Realizable Value
	Securities	% of Total			at Assumed Annual Rates
	Underlying	Options			of Stock Price Appreciation
	Options	Granted to			for Option Term(4)
	Granted in	Employees	Exercise Price	Expiration
Name	2005	in 2005(2)	(Per Share)(3)	Date	5%	10%

B.W. Wilkinson	78,220	15.46	$20.18	05/12/15	$992,697	$2,515,690
R.A. Deason	30,540	6.04	$20.18	05/12/15	$387,586	$982,219
J.A. Fees	33,970	6.72	$20.18	05/12/15	$431,116	$1,092,534
F.S. Kalman	33,390	6.60	$20.18	05/12/15	$423,756	$1,073,880
J.T. Nesser III	23,730	4.69	$20.18	05/12/15	$301,160	$763,198

(1)	Options granted in the year ended December 31, 2005 vest in equal installments of one-third on the first, second and third anniversaries of the date of grant and expire ten years from the date of grant. In general, vesting is contingent on continuing employment with us or one of our subsidiaries. In the event of a “change in control” of our company, all outstanding options will vest and become immediately exercisable.

(2)	Based on options to acquire 506,130 shares of common stock granted to all employees of McDermott and its subsidiaries during the year ended December 31, 2005.

(3)	Fair market value on the date of grant, based on the average of the high and low sales prices reported on the New York Stock Exchange on that date.

(4)	Potential Realizable Value is based on the assumed annual growth rates for each of the grants shown over their ten-year option term. For example, if the exercise price is $20.18, a 5% annual growth rate over ten years results in a stock price of $32.87 per share, and a 10% rate results in a price of $52.34 per share. Actual gains, if any, on stock option exercises depend on the future performance of our common stock. Zero percent appreciation in the price of our common stock will result in no gain.

Option Exercises and Year-End Value Table
      The following table provides information concerning the exercise of stock options during the year ended December 31, 2005 by each of the Named Executive Officers and the value at December 31, 2005 of unexercised options held by those persons. The value of unexercised options reflects the increase (if any) in market value of our common stock from the date of grant through December 31, 2005 (when the fair market value of our common stock was $43.545 per share, based on the average of the high and low sales prices reported on the New York Stock Exchange on that date). The actual value realized on option exercise will depend on the value of our common stock at the time of exercise.
Aggregated Option Exercises in Fiscal Year 2005
and Fiscal Year-End Option Values

			Total Number of		Total Value of Unexercised,
			Unexercised Options at		In-the-Money Options at
	Shares		Fiscal Year-End		Fiscal Year-End
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

B.W. Wilkinson	80,000	$2,790,610	753,300	217,720	$24,356,125	$6,957,973
R.A. Deason	36,000	$1,049,485	47,334	97,206	$1,814,388	$3,211,209
J.A. Fees	179,023	$3,835,480	10,667	85,703	$391,746	$2,671,332
F.S. Kalman	56,467	$1,906,439	181,234	104,089	$5,724,260	$3,387,193
J.T. Nesser III	60,000	$1,297,160	215,067	70,663	$6,809,791	$2,282,714
Long-Term Incentive Plan Awards
      The following table provides information concerning long-term incentive plan awards made to each of the Named Executive Officers during fiscal year 2005.
Long-Term Incentive Plans — Awards in Fiscal Year 2005

		Performances or	Estimated Future Payouts Under
	Number of	Other Period	Non-Stock Price-Based Plans
	Shares, Units	Until Maturation
Name	or Other Rights	or Payout	Threshold	Target	Maximum

B.W. Wilkinson
Deferred Stock Units(1)	35,110	1-5 years	N/A	N/A	N/A
R.A. Deason
Deferred Stock Units(1)	13,710	1-5 years	N/A	N/A	N/A
J.A. Fees
Deferred Stock Units(1)	15,250	1-5 years	N/A	N/A	N/A
F.S. Kalman
Deferred Stock Units(1)	14,990	1-5 years	N/A	N/A	N/A
J.T. Nesser III
Deferred Stock Units(1)	10,650	1-5 years	N/A	N/A	N/A

(1)	The deferred stock unit awards were granted under the 2001 D&O Plan on May 12, 2005. The deferred stock units represent a right to receive a cash payment for each deferred stock unit equal to the average of the highest and lowest sales price of a share of common stock on the vesting date (as defined below). These deferred stock units become vested as follows (each, a “vesting date”):

•	20% on each anniversary of the date of grant;

•	100% upon the recipient’s termination of employment due to death, disability or normal retirement under a funded or unfunded retirement plan or arrangement of the Company;

•	100% upon the occurrence of a “change in control” as defined in the 2001 D&O Plan; and

•	at the discretion of the Compensation Committee of our Board of Directors, upon the recipient’s termination of employment other than by above-listed reasons.

The value of the cash payment will be equal in value to the product of the number of vested deferred stock units and the average of the highest and lowest sales price of a share of common stock on the vesting date. Prior to vesting, these deferred stock units are subject to forfeiture under specified circumstances.
Employment and Severance Arrangements
      We do not currently have any employment or severance agreements with any of our Named Executive Officers, except for the change-in-control agreements described below.
Change in Control Arrangements
      We have entered into change-in-control agreements with Messrs. Deason, Fees, Kalman, Nesser, Sannino and Wilkinson. Under these agreements, if we terminate an executive officer’s employment, other than for cause or as a result of his death or disability, or if an executive officer terminates his employment for good reason within the one year following a change in control, we will pay that executive officer all of the following pursuant to the change-in-control agreement:

•	Various accrued benefits, such as earned but unpaid salary, earned but unused vacation and reimbursements.

•	A cash payment equal to the product of the Executive Incentive Compensation Plan (“EICP”) multiplier used for the executive officer and the executive officer’s annual base salary for the applicable period, in the event an EICP bonus for the year prior to termination is paid to other EICP participants after the date of the executive’s termination. For example, for an applicable termination in 2006, the cash payment would equal the executive officer’s target award percentage multiplied by the executive officer’s 2005 annual base salary.

•	A prorated cash payment under the EICP based upon the executive officer’s target award for the year in which the termination occurs and the number of days in which the executive was employed with McDermott during that year. For example, for an applicable termination in 2006, the cash payment would equal the product of (1) the executive officer’s 2006 annual base salary multiplied by the executive officer’s 2006 EICP target percentage and (2) the number of days employed in 2006 divided by 365.

•	A cash payment equal to 200% of the executive’s annual base salary immediately prior to termination plus his EICP target bonus applicable to the year in which the termination occurs. For example, for an applicable termination in 2006, the cash payment would equal two times the sum of the executive officer’s 2006 annual base salary plus the executive officer’s EICP target bonus.

•	In the event any payment is subject to the excise tax imposed by section 4999 of the Internal Revenue Code of 1986, as amended, an additional cash payment equal to such excise tax, as well as a gross-up payment for any resulting income or excise tax.
      Under our long-term incentive compensation plans, upon a “change in control” of McDermott, all stock options will immediately become exercisable, all restrictions applicable to shares of restricted stock will immediately lapse and all deferred stock units and performance units will immediately become vested.
      Under the Supplemental Executive Retirement Plan (discussed further below under “Retirement Plans — Supplemental Executive Retirement Plan”), a participant shall have a vested percentage of 100% upon the date of termination of the participant’s employment within 24 months following a change in control.

Retirement Plans
      Pension Plans. We maintain retirement plans that are funded by trusts and cover substantially all regular full-time employees of McDermott and its subsidiaries, except certain nonresident alien employees who are not citizens of a European Community country or who do not earn income in the United States, Canada or the United Kingdom. Officers who are employees of McDermott or certain of its subsidiaries, including McDermott Incorporated and The Babcock & Wilcox Company (“B&W”), are covered under the Retirement Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the “McDermott Retirement Plan”). Under the McDermott Retirement Plan, salaried B&W employees and other salaried employees who began their career with B&W (collectively, the “B&W tenured employees”) accrue benefits under a different formula than other participants in the plan. Officers who are employed by J. Ray McDermott or certain of its subsidiaries or affiliates are covered under The Retirement Plan of Employees of J. Ray McDermott Holdings, Inc. (the “J. Ray McDermott Retirement Plan”). As of March 31, 2003, benefit accruals under the J. Ray McDermott Retirement Plan ceased. On November 31, 2003, assets and liabilities attributable to current and former employees of our Government and Industrial business unit were spun-off from the McDermott Retirement Plan into a separate plan called the Retirement Plan for Employees of BWX Technologies, Inc. (the “BWXT Retirement Plan”). On January 31, 2005, assets and liabilities attributable to current and former employees of our Power Generation Systems business segment’s current operations were spun-off from the McDermott Retirement Plan into a separate plan called the Retirement Plan for Employees of The Babcock & Wilcox Company and Participating Subsidiary and Affiliated Companies (the “B&W Retirement Plan”). All plan rights and features, including individual retirement benefits payable under the plans, remained unchanged. As of March 31, 2006, benefit accrual under the McDermott Retirement, the B&W Retirement Plan and the BWXT Retirement Plan ceased for employees first hired on or after April 1, 2001. The March 31, 2006 accrued benefit of affected employees will increase annually in line with increases in the Consumer Price Index, up to a maximum of 8%, for each year the employee remains employed. Employees do not contribute to any of these plans, and company contributions are determined on an actuarial basis. To the extent benefits payable under these qualified plans are limited by Section 415(b) or 401(a)(17) of the Internal Revenue Code, pension benefits will be paid directly by the applicable company or a subsidiary under the terms of unfunded excess benefit plans maintained by them (the “Excess Plans”). Effective January 1, 2006, the Excess Plans were amended to limit the annual bonus payments taken into account in calculating Excess Plan benefits to the lesser of the actual bonus paid or 25% of base salary. An employee must be employed by the applicable company or a subsidiary for one year prior to participating in the plans and must have five years of continuous service to vest in any accrued benefits under the plans, except that all employees participating in the J. Ray McDermott Retirement Plan on March 31, 2003 became fully vested at that time.
      The benefit formula under the McDermott Retirement Plan and the BWXT Retirement Plan applicable to participants who are not B&W tenured employees is the same as those payable to employees covered under the J. Ray McDermott Retirement Plan, prior to the cessation of benefit accruals under the J. Ray McDermott Retirement Plan as described above. The following table shows the annual benefit payable to non-B&W tenured employees under the McDermott Retirement Plan and the BWXT Retirement Plan and to J. Ray McDermott employees under the J. Ray McDermott Retirement Plan, at age 65 (the normal retirement age), who retire in 2006 in accordance with the lifetime-only method of payment and before profit-sharing plan offsets. Benefits are based on the formula of a specified percentage (dependent on years of service) of average annual basic earnings (exclusive of bonus and allowances) during the 60 successive months out of the 120 successive months before retirement in which such earnings were highest (“Final Average Earnings”), less a specified percentage of anticipated social security benefits. As of December 31, 2005, Messrs. Nesser and Wilkinson had Final Average Earnings of $329,085 and 7.25 years of credited service, and Final Average Earnings of $620,000 and 5.75 years of credited service, respectively, under the McDermott Retirement Plan and Messrs. Deason and Kalman had not vested in any accrued benefits under the McDermott Retirement Plan. Unless elected otherwise by the employee, payment will be made in the form of a joint and survivor annuity of equivalent actuarial value to the amount shown below.

McDermott Retirement Plan Benefits, the B&W Retirement Plan
and the BWXT Retirement Plan Benefits
for Non-B&W Tenured Employees
and J. Ray McDermott Retirement Plan Benefits

	Annual Benefits at Age 65 for Years of Service Indicated

Final Average Earnings	10	15	20	25	30	35	40

200,000	30,705	46,058	61,410	76,763	92,115	107,468	107,468
300,000	47,205	70,808	94,410	118,013	141,615	165,218	165,218
400,000	63,705	95,558	127,410	159,263	191,115	222,968	222,968
500,000	80,205	120,308	160,410	200,513	240,615	280,718	280,718
600,000	96,705	145,058	193,410	241,763	290,115	338,468	338,468
700,000	113,205	169,808	226,410	283,013	339,615	396,218	396,218
      The following table shows the annual benefit payable under the McDermott Retirement Plan, the B&W Retirement Plan and the BWXT Retirement Plan at age 65 (the normal retirement age) to B&W tenured employees who retire in 2006 in accordance with the lifetime-only method of payment. Benefits payable to B&W tenured employees are based on the formula of a specified percentage (dependent on the level of wages subject to social security taxes during the employee’s career) of average annual earnings (inclusive of bonuses) during the 60 successive months out of the 120 successive months prior to retirement in which such earnings were highest (“B&W Final Average Earnings”). As of December 31, 2005, Final Average Earnings and credited service for Mr. Fees under the BWXT Retirement Plan were $649,549 and 26.58 years. Unless elected otherwise by the employee, payment will be made in the form of a joint and survivor annuity of equivalent actuarial value to the amount shown below.
McDermott Retirement Plan Benefits, the B&W Retirement Plan
and the BWXT Retirement Plan Benefits
for B&W Tenured Employees

	Annual Benefits at Age 65 for Years of Service Indicated

Final Average Earnings	10	15	20	25	30	35	40

500,000	62,500	93,750	125,000	156,250	187,500	218,750	250,000
600,000	75,000	112,500	150,000	187,500	225,000	262,500	300,000
700,000	87,500	131,250	175,000	218,750	262,500	306,250	350,000
      Supplemental Executive Retirement Plan. Until December 31, 2004, we maintained an unfunded Supplemental Executive Retirement Plan (the “Retirement Plan”) that covered certain of our officers and officers of some of our subsidiaries, including McDermott Incorporated, J. Ray McDermott, S.A. (“J. Ray McDermott”), BWX Technologies, Inc. (“BWXT”) and B&W. Generally, benefits were based on a specified percentage (determined by age, years of service and date of initial participation in the Retirement Plan) of final three-year average cash compensation (salary plus supplemental compensation for the highest three out of the last ten fiscal years of service) or three-year average cash compensation prior to the Retirement Plan scheduled retirement date, whichever is greater. The maximum benefit could not exceed 60% (depending on the date of initial participation in the Retirement Plan) of such three-year average cash compensation. Payments under the Retirement Plan would be reduced by an amount equal to pension benefits payable under any other retirement plan maintained by us or any of our subsidiaries. The Retirement Plan also provided a surviving spouse death benefit.
      On December 31, 2004, we terminated the Retirement Plan and adopted, effective January 1, 2005, a replacement unfunded Supplemental Executive Retirement Plan (the “SERP”). The SERP covers certain of our officers and officers of our subsidiaries, including J. Ray McDermott, BWXT and B&W. Beginning balances in the SERP for those executives who were participants in the Retirement Plan were a fraction of the accrued value of their Retirement Plan benefits. Generally, benefits are based upon a participating officer’s vested percentage in a notional account (consisting of contributions made by us and hypothetical accrued gains or losses) at the time of retirement or termination. A participating officer’s vested percentage is the lesser of (1) 20% multiplied by the participating officer’s years of participation and (2) 100%, subject to accelerated vesting for death, disability and termination without cause or within 24 months following a change in control. Other than distribution of a participating officer’s vested account balance to the designated beneficiary on the officer’s death, the SERP does not provide any surviving spouse death benefit.
      We intend to establish a grantor trust designed to assist in the administration and tracking of the SERP contributions and hypothetical gains and losses. However, no special or separate fund will be established nor shall any other segregation of assets be made to assure that distribution of benefits will be made under the SERP. Any benefits or distributions payable under the SERP will be made from our general assets and any participant or beneficiary will be an unsecured general creditor.
SERP Contribution and Vesting Table
      The following table shows the annual amounts we have contributed to the notional SERP accounts for each Named Executive Officer in January 2006, the accumulated account values (including gains and losses) as of December 31, 2005 and March 1, 2006 and the officer’s vested percentage in that account.

	Aggregate		Aggregate
	Account Value on		Account Value on
Name	12/31/05	2006 Contribution	3/1/06	Vested Percentage

B.W. Wilkinson	$639,997.67	$85,700.00	$753,428.02	20%
R.A. Deason	$107,884.77	$43.648.44	$157,601.48	20%
J.A. Fees	$79,743.70	$48,650.00	$133,639.36	20%
F.S. Kalman	$163,494.14	$42,950.00	$214,206.22	20%
J.T. Nesser III	$411,419.62	$36,214.40	$466,397.98	20%

AUDIT COMMITTEE REPORT
      Each year, the Board of Directors appoints an Audit Committee to review McDermott International, Inc.’s financial matters. Each member of the Audit Committee meets the independence requirements established by the New York Stock Exchange. The Audit Committee is responsible for the appointment, compensation, retention and oversight of McDermott’s independent registered public accounting firm. We are also responsible for recommending to the Board that McDermott’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.
      In making our recommendation that McDermott’s financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005, we have taken the following steps:

•	We discussed with PricewaterhouseCoopers LLP (“PWC”), McDermott’s independent registered public accounting firm for the year ended December 31, 2005, those matters required to be discussed by Statements on Auditing Standards Nos. 61 and 90, each as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

•	We conducted periodic executive sessions with PWC, with no members of McDermott management present during those discussions. PWC did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.

•	We conducted periodic executive sessions with McDermott’s internal audit department and regularly received reports regarding McDermott’s internal control procedures.

•	We monitored management’s initiatives to remediate the material weaknesses in their internal control over financial reporting that existed as of December 31, 2004.

•	We reviewed, and discussed with McDermott’s management and PWC, management’s report and PWC’s report and attestation on internal control over financial reporting, each of which was prepared in accordance with Section 404 of the Sarbanes-Oxley Act.

•	We received and reviewed the written disclosures and the letter from PWC required by the Independent Board’s Standard No. 1, Independence Discussions with Audit Committees, as amended, and we discussed with PWC its independence from McDermott. We also considered whether the provision of nonaudit services to McDermott is compatible with PWC’s independence.

•	McDermott substantially completed its migration to an internal audit function staffed primarily with company employees rather than outsourcing internal audit services. Consultants continue to be engaged on an as-needed basis to provide particular areas of expertise.

•	We determined that there were no former PWC employees, who previously participated in the McDermott audit, engaged in a financial reporting oversight role at McDermott.

•	We reviewed, and discussed with McDermott’s management and PWC, McDermott’s audited consolidated balance sheet at December 31, 2005, and consolidated statements of income, comprehensive income, cash flows, and stockholders’ equity for the year ended December 31, 2005.

      Based on the reviews and actions described above, we recommended to the Board that McDermott’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

D. Bradley McWilliams (Chairman)
Bruce DeMars
Joe B. Foster
Robert W. Goldman
Thomas C. Schievelbein

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
McDERMOTT INTERNATIONAL, INC.
2001 DIRECTORS AND OFFICERS LONG-TERM INCENTIVE PLAN
(ITEM 2)
      We are asking our stockholders to approve an amendment and restatement of the 2001 D&O Plan.
      On February 28, 2006, our Board of Directors adopted, subject to stockholder approval, an amendment and restatement of the 2001 D&O Plan to increase the number of shares reserved for issuance under the 2001 D&O Plan by 2,500,000. Excluding the proposed increase, a total of 526,358 shares remained available for issuance under the 2001 D&O Plan as of March 1, 2006. The amended and restated 2001 D&O Plan would also (i) permit payment of an option exercise with sale proceeds to be obtained from the common stock to be purchased, (ii) restrict the deferral, timing or modification of awards or award payments, except as consistent with rules and regulations promulgated under Section 409A of the Internal Revenue Code, (iii) remove the aggregate limit on the number of shares that may be awarded as restricted stock, deferred stock unit and performance share awards, and (iv) limit the term of stock options and SARs to seven years.
      The proposed increase in the number of shares is necessary to allow us to continue to fully utilize the 2001 D&O Plan. As a result, we believe strongly that the amendment and restatement of the 2001 D&O Plan is important to our ability to recruit and retain executive officers, directors and key employees with outstanding ability and experience essential to our long-term growth and financial success. We also believe that continued utilization of the 2001 D&O Plan will promote the alignment of the interests of 2001 D&O Plan participants with those of our stockholders and provide Plan participants with further incentives for outstanding performance.
      A summary of the 2001 D&O Plan is set forth below. This summary is, however, qualified in its entirety to the text of the 2001 D&O Plan, as proposed to be amended, which is attached as Appendix B to this Proxy Statement.
SUMMARY DESCRIPTION OF THE 2001 D&O PLAN (AS PROPOSED TO BE AMENDED)
      Administration. The 2001 D&O Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee will select the participants and determine the type or types of awards and the number of shares or units to be optioned or granted to each participant under the 2001 D&O Plan. All or part of the award may be subject to conditions established by the Compensation Committee, which may include continuous service with our company, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates or other comparable measures of performance. The Compensation Committee will have full and final authority to implement the 2001 D&O Plan and may, from time to time, adopt rules and regulations in order to carry out the terms of the 2001 D&O Plan. The Compensation Committee may delegate its duties under the 2001 D&O Plan to our chief executive officer and other senior officers.
      Eligibility. Members of the Board of Directors, executive officers and key employees of our company and its subsidiaries, as well as consultants, are eligible to participate in the 2001 D&O Plan. The Compensation Committee will select the participants for the 2001 D&O Plan. Any participant may receive more than one award under the 2001 D&O Plan. Presently, 101 current and former employees and 12 current and former members of the Board of Directors participate in the 2001 D&O Plan. Because the 2001 D&O Plan provides for broad discretion in selecting participants and in making awards, however, the total number of persons who will participate going forward and the respective benefits to be awarded to them cannot be determined at this time.
      Shares Available For Issuance through the 2001 D&O Plan. The 2001 D&O Plan provides for a number of forms of stock-based compensation, as further described below. In addition to shares currently available for issuance under the 2001 D&O Plan, up to 2,500,000 shares of our common stock are authorized for issuance through the 2001 D&O Plan. The shares to be issued will consist of authorized but unissued shares and shares that have been issued and reacquired as treasury shares. The 2001 D&O Plan also permits the reuse or reissuance by the 2001 D&O Plan of shares of common stock underlying canceled, expired, terminated or forfeited awards of stock-based compensation granted under the 2001 D&O Plan.
      The Compensation Committee may make appropriate adjustments in the number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the exercise or other applicable price and other value determinations applicable to outstanding awards under the 2001 D&O Plan to reflect any amendment to the 2001 D&O Plan, stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event.
      Types of Awards under the 2001 D&O Plan. The Compensation Committee may award to participants incentive and nonqualified stock options, stock appreciation rights, restricted stock, deferred stock units and performance shares and performance units, subject to satisfaction of specific performance goals. The forms of awards are described in greater detail below.
      Stock Options. The Compensation Committee will have discretion to award incentive stock options and nonqualified stock options. A stock option is a right to purchase a specified number of shares of common stock at a specified grant price. An incentive stock option is intended to qualify as such under Section 422 of the Internal Revenue Code (which we refer to as the “Code”). Under the 2001 D&O Plan, no participant may be granted options during any fiscal year that are exercisable for more than 400,000 shares of our common stock. The exercise price of an option may not be less than the fair market value of the underlying shares of common stock on the date of grant. Subject to the specific terms of the 2001 D&O Plan, the Compensation Committee will have discretion to determine the number of shares, the exercise price, the terms and conditions of exercise, whether an option will qualify as an incentive stock option under the Code and set such additional limitations on and terms of option grants as it deems appropriate.
      Options granted to participants under the 2001 D&O Plan will expire at such times as the Compensation Committee determines at the time of the grant, but no option will be exercisable later than seven years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant’s employment. The termination provisions will be determined within the discretion of the Compensation Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment. Dividend equivalents do not attach to stock options.
      Upon the exercise of an option granted under the 2001 D&O Plan, the option price is payable in full to us (i) in cash, (ii) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), (iii) if permitted in the award agreement, by a combination of (i) and (ii), or (iv) by any other method approved by the Compensation Committee in its sole discretion at the time of the grant and as set forth in the award agreement.
      Stock Appreciation Rights. Under the 2001 D&O Plan, the Compensation Committee may grant participants stock appreciation rights (which we refer to as “freestanding SARs”) independently of any options. The grant price of a freestanding SAR is not less than the fair market value of a share of our common stock on the date of grant, as reported on the New York Stock Exchange. Upon the exercise of a freestanding SAR, the participant will be entitled to receive the excess of the fair market value of a share of common stock on the date of exercise over the grant price multiplied by the number of shares with respect to which the freestanding SAR is exercised, payable in cash, in shares of our common stock or in a combination of both, as determined by the Compensation Committee in its sole discretion.
      Freestanding SARs will be granted in such amounts and with such terms, and will become exercisable at such time or times, as the Compensation Committee shall determine. No participant may be granted freestanding SARs during any fiscal year that are exercisable for more than 400,000 shares of our common stock, and no freestanding SAR granted under the 2001 D&O Plan may be exercisable more than seven years after the date of grant. The Compensation Committee will determine the exercisability of any SAR in the event of termination of employment for any reason. Dividend equivalents do not attach to SARs.

      Restricted Stock. The Compensation Committee also will be authorized to award restricted shares of common stock under the 2001 D&O Plan on such terms and conditions as it shall establish. Although recipients will have the right to vote restricted shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. The award agreement will specify the periods of restriction, the number of restricted shares of common stock granted, restrictions based on achievement of specific performance objectives and/or restrictions under applicable federal or state securities laws. Participants will receive dividends on their shares of restricted stock, and the Compensation Committee in its discretion will determine how dividends on restricted shares are to be paid.
      Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant’s employment. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all shares of restricted stock issued pursuant to the 2001 D&O Plan and may reflect distinctions based on reasons for termination of employment.
      Deferred Stock Units. An award of a deferred stock unit constitutes an agreement by us to deliver shares of our common stock to a participant in the future in consideration of the performance of services. Deferred stock units may be granted by the Compensation Committee on such terms and conditions as it may establish. The deferred stock unit award agreement will specify the vesting period or periods, the number of deferred stock units granted, the specific performance objectives and such other conditions as may apply to the award. During the applicable vesting period, participants will have no voting rights with respect to the shares of common stock underlying a deferred stock unit grant. However, participants may receive dividend equivalents on the shares underlying their deferred stock unit grant in the form of cash or additional deferred stock units if a regular dividend is paid with respect to the underlying shares.
      Upon expiration of the applicable vesting period, the holder of deferred stock units will be entitled to receive payment equal to the fair market value of a share of common stock for each deferred stock unit, in cash or in shares of our common stock, as determined by the Compensation Committee in its sole discretion.
      Each award agreement for deferred stock units will set forth the extent to which the participant will have the right to retain unvested deferred stock units following termination of service. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all participants and may reflect distinctions based on reasons for termination of service.
      Performance Shares and Performance Units. Performance units and performance shares are forms of performance awards that are subject to the attainment of one or more pre-established performance goals during a designated performance period. Performance units and performance shares may be granted by the Compensation Committee at any time in such amounts and on such terms as the Compensation Committee determines. Each performance unit will have an initial value that is established by the Compensation Committee at the time of grant. Each performance share will have an initial value equal to the fair market value of a share of our common stock on the date of grant, as reported on the New York Stock Exchange. The Compensation Committee in its discretion will determine the applicable performance period and will establish performance goals for any given performance period. When the performance period expires, the holder of performance shares or performance units will be entitled to receive a payout on the units and/or shares earned over the performance period based on the extent to which the performance goals have been achieved. At the discretion of the Compensation Committee, participants holding performance shares and/or performance units may be entitled to receive dividend units for dividends declared with respect to the underlying shares.
      Payments may be made in cash or in shares of common stock that have an aggregate fair market value equal to the earned performance units or performance shares on the last day of the applicable performance period, as reported on the New York Stock Exchange. Each award agreement will set forth the extent to which the participant will have the right to receive a payout of these performance shares and/or performance units following termination of the participant’s service. The termination provisions will be determined by the Compensation Committee in its sole discretion, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of service.

      No more than 200,000 shares of common stock may be granted in the form of awards of restricted stock, deferred stock units and performance shares to any participant in any fiscal year. No more than $2,000,000 may be paid in cash to any participant with respect to performance units granted in any fiscal year, as valued on the date of each grant.
      Performance Measures. The Compensation Committee may grant awards under the 2001 D&O Plan to eligible employees subject to the attainment of specified performance measures. The number of performance-based awards granted to an executive officer or key employee in any year will be determined by the Compensation Committee in its sole discretion, subject to the limitations set forth in the 2001 D&O Plan. The value of each performance-based award will be determined solely on the achievement of the pre-established, objective performance goals during each performance period. The duration of a performance period is set by the Compensation Committee. A new performance period may begin every year, or at more frequent or less frequent intervals, as determined by the Compensation Committee. The Compensation Committee will establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each performance period, the performance measures that will be used to determine the achievement of those performance goals and any formulas or methods to be used to determine the value of the performance-based awards.
      Performance measures will be defined by the Compensation Committee on a consolidated, group or division basis or in comparison to one or more peer groups or indices. Performance measures selected by the Compensation Committee will be one or more of the following: cash flow, cash flow return on capital, cash flow return on assets, cash flow return on equity, net income, return on capital, return on assets, return on equity, share price, earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, and total return to stockholders. Following the end of a performance period, the Compensation Committee will determine the value of the performance-based awards granted for the period based on its determination of the degree of attainment of the pre-established objective performance goals. The Compensation Committee will also have discretion to reduce (but not to increase) the value of a performance-based award to “Covered Employees,” as defined in Section 162(m) of the Code. The Compensation Committee will certify, in writing, that the award is based on the degree of attainment of the pre-established objective performance goals. As soon as practicable thereafter, payment of the awards to employees, if any, will be made in the form of shares of our common stock.
      Deferrals. The Compensation Committee will have the discretion to provide for the deferral of an award or to permit participants to elect to defer payment of some or all types of awards in a manner consistent with the requirements of code section 409A.
      Change in Control. The treatment of outstanding awards upon the occurrence of a change in control (as defined in the 2001 D&O Plan) will be determined in the sole discretion of the Compensation Committee and will be described in the applicable award agreements and need not be uniform among all awards granted under the 2001 D&O Plan.
      Adjustment and Amendments. The 2001 D&O Plan provides for appropriate adjustments in the number of shares of our common stock subject to awards and available for future awards in the event of changes in our outstanding common stock by reason of a merger, stock split, or certain other events. The 2001 D&O Plan may be modified, altered, suspended or terminated by the Board of Directors at any time and for any purpose that the Board of Directors deems appropriate, but no amendment to the 2001 D&O Plan shall adversely affect any outstanding awards without the affected participant’s consent, and stockholder approval is required if an amendment will materially modify the 2001 D&O Plan or is otherwise required by applicable law.
      Transferability. Except as otherwise specified in a participant’s award agreement, no derivative security granted pursuant to, and no right to payment under, the 2001 D&O Plan will be assignable or transferable by a 2001 D&O Plan participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and any right granted under the 2001 D&O Plan will be exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative.

      Duration of the 2001 D&O Plan. The 2001 D&O Plan will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the 2001 D&O Plan and all performance periods for performance-based awards granted thereunder have been completed. However, in no event will any award be granted under the 2001 D&O Plan on or after August 10, 2011.
United States Federal Income Tax Consequences
      Stock Options. Some of the options issuable under the 2001 D&O Plan may constitute incentive stock options within the meaning of Section 422 of the Code, while other options granted under the 2001 D&O Plan may be nonqualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded nonqualified stock options.
      Generally, upon the grant or exercise of an incentive stock option, the optionee will recognize no income for United States federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of exercise is, however, an item of tax preference that may require payment of an alternative minimum tax. If the participant disposes of shares acquired by exercise of an incentive stock option either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the incentive stock option (the “holding periods”), the participant will recognize in the year of disposition: (i) ordinary income to the extent that the lesser of either (a) the fair market value of the shares on the date of option exercise or (b) the amount realized upon disposition exceeds the option price and (ii) capital gain to the extent the amount realized upon disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized upon disposition and the option price.
      An optionee will recognize no income on the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the nonqualified option will be treated generally as capital gain or loss.
      No deduction is available to us upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas upon exercise of a nonqualified stock option, we are entitled to a deduction in an amount equal to the income recognized by the optionee. Except with respect to death or disability of an optionee, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee’s termination of employment (other than upon death or disability) cannot qualify for the tax treatment accorded incentive stock options; such options would be treated as nonqualified stock options instead.
      Stock Appreciation Rights. A participant who is granted a stock appreciation right recognizes no income upon grant of the stock appreciation right. At the time of exercise, however, the participant will recognize compensation income equal to the excess of the fair market value of a share of our common stock on the date of exercise over the grant price multiplied by the number of shares. This income is subject to withholding. We will be entitled to an income tax deduction corresponding to the compensation income recognized by the participant.
      Restricted Stock. A participant generally recognizes no taxable income at the time of an award of restricted stock. A participant may, however, make an election under Section 83(b) of the Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation or depreciation in the value of the shares of stock granted may be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid to the participant on the stock-

subject to the restrictions will generally be compensation income to the participant and deductible by us as compensation expense. In general, we will receive an income tax deduction for any compensation income taxed to the participant. To the extent a participant realizes capital gains, as described above, we will not be entitled to any deduction for federal income tax purposes.
      Deferred Stock Units. A participant who is granted a deferred stock unit will recognize no income upon grant of the deferred stock unit. At the time the underlying shares of common stock (or cash in lieu thereof) are delivered to a participant, the participant will realize compensation income equal to the full fair market value of the shares received. We will be entitled to an income tax deduction corresponding to the compensation income recognized by the participant.
      Performance Share or Performance Unit Awards. A participant who is granted a performance share or a performance unit award will recognize no income upon grant of the performance share or a performance unit award. At the time the common stock is received as payment in respect of a performance share or performance unit award, the participant will realize compensation income equal to the fair market value of the shares received. We will be entitled to an income tax deduction corresponding to the compensation income recognized by the participant.
      Section 162(m). Under Section 162(m) of the Internal Revenue Code, compensation we pay in excess of $1 million for any taxable year to “Covered Employees” generally is deductible by us or our affiliates for federal income tax purposes if it is based on our performance, is paid pursuant to a plan approved by our stockholders and meets certain other requirements. Generally, “Covered Employee” under Section 162(m) means the chief executive officer and our four highest paid executive officers on the last day of the taxable year.
      Section 409A. Section 409A Of the Internal Revenue Code and the regulations and rulings issued thereunder detail how employees and other service providers can defer compensation without triggering penalty and interest provisions.
      We currently anticipate that the Compensation Committee will at all times consist of “outside directors” as required for purposes of Section 162(m) and Section 409A, and that the Compensation Committee will take the effect of Section 162(m) into consideration in structuring 2001 D&O Plan awards.
New Plan Benefits
      The benefits that will be received under the 2001 D&O Plan by particular individuals or groups are not determinable at this time. The following table sets forth with respect to each individual and group listed (i) the number of stock options granted under the 2001 D&O Plan, (ii) the number of deferred stock units granted under the 2001 D&O Plan and (iii) the number of restricted stock granted under the 2001 D&O Plan, in each case during the last fiscal year.

	Stock	Deferred	Restricted
Name	Options	Stock Units	Stock

Bruce W. Wilkinson	78,220	35,110	0
Francis S. Kalman	33,390	14,990	0
Robert A. Deason	30,540	13,710	0
John A. Fees	33,970	15,250	0
John T. Nesser III	23,730	10,650	0
All executive officers as a group (10 persons)	239,670	108,355	0
All non-employee directors as a group (9 persons)	40,000	0	4,000
All employees other than executive officers as a group	266,460	116,357	0

Equity Compensation Plan Information

	Number of
	Securities to be		Number of
	Issued Upon	Weighted-Average	Securities
	Exercise of	Exercise Price of	Remaining
	Outstanding	Outstanding	Available for
Plan Category	Options and Rights	Options and Rights	Future Issuance

Equity compensation plans approved by security holders	3,326,114	$12.13	582,677
Equity compensation plans not approved by security holders(1)	1,058,236	$11.15	—

Total	4,384,350	$11.90	582,677

(1)	Reflects information on our 1992 Senior Management Stock Plan, which is our only equity compensation plan that has not been approved by our stockholders and that has any outstanding awards that have not been exercised. We are no longer authorized to grant new awards under our 1992 Senior Management Stock Plan.
Recommendation and Vote Required
      Our Board of Directors unanimously recommends a vote “FOR” approval of this proposal. The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. Our directors have an interest in and may benefit from the adoption of this proposal because they are eligible to receive awards under the 2001 D&O Plan. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, provided that the total number of votes cast on the proposal represent a majority of the shares outstanding on the Record Date. Because abstentions are counted as present for purposes of the vote on this matter but are not votes “FOR” this proposal, they have the same effect as votes “AGAINST” this proposal. In general, brokers do not have discretionary authority on proposals relating to equity compensation plans. Therefore, absent instructions from you, your broker may not vote your shares on this proposal. Such broker non-votes will have no effect on the vote as long as the total number of votes cast on the proposal represents a majority of the shares entitled to vote.

APPROVAL OF THE COMPANY’S
EXECUTIVE INCENTIVE COMPENSATION PLAN
(ITEM 3)
      In 1994, we adopted our 1994 Variable Supplemental Compensation Plan (the “1994 Plan”) to compensate managerial and other key employees who contribute materially to our success. The 1994 Plan was amended and restated, as the Executive Incentive Compensation Plan, effective February 1, 2001. On February 28, 2006, our Board adopted the amended and restated Executive Incentive Compensation Plan effective February 28, 2006 (the “EICP”) to take into account the provisions of Internal Revenue Code Section 409A and regulations and rulings promulgated thereunder regarding the deferral and timing of award payments. Shareholder approval of the EICP is necessary for awards paid under the EICP to be considered “performance based compensation” under Internal Revenue Code Section 162(m).
SUMMARY OF THE EICP
      The following summary of the EICP is qualified in its entirety by reference to the full text of the EICP, which is attached as Appendix C to this Proxy Statement.
      The EICP is administered by the Compensation Committee of our Board of Directors, composed entirely of nonmanagement, independent directors appointed by our Board of Directors. All of our salaried employees are eligible to participate in the EICP. Our Chief Executive Officer automatically participates in the EICP. Actual participation in the EICP by all other salaried employees is based upon recommendations by our Chief Executive Officer, subject to approval by the Compensation Committee. During fiscal year 2005, 29 employees participated in the EICP.
      The Compensation Committee establishes, for each plan year, performance goals and award opportunities, in writing, which correspond to various levels of achievement of the preestablished performance goals based upon any combination of corporate, group, divisional or individual goals. The award opportunity for any Named Executive Officer is based on the following performance criteria: (i) the award to be paid upon meeting preestablished targeted performance results; (ii) the potential final award in relation to the various levels of achievement of the preestablished performance goals; and (iii) company, group, or division performance in relation to the preestablished performance goals. Performance measures that may be used to determine award opportunities for Named Executive Officers are generally limited to Cash Flow, Cash Flow Return on Capital, Cash Flow Return on Equity, Net Income, Return on Capital, Return on Assets, and Return on Equity (as defined in the EICP) and other measures consistent with deductibility under Section 162(m). Once established, performance goals normally can not be changed during the plan year. However, the Compensation Committee may adjust performance goals to account for changes in accounting principles and unusual, nonrecurring events and extraordinary items, to the extent not inconsistent with Section 162(m). The Compensation Committee shall have the authority to reduce or eliminate final awards, based upon any criteria it deems appropriate. In addition, the Compensation Committee may use such other performance measures, including subjective measures, and make adjustments to performance goals during the plan year, if the Compensation Committee determines that compliance with Section 162(m) is not desired.
      Following the end of each plan year, awards are computed for each plan participant. Final individual awards may vary above or below the target award, based on the level of achievement of the preestablished performance goal. The EICP places certain limits on payouts to any one plan participant in any given plan year for tax deductibility reasons, but grants authority to the Compensation Committee to exceed those limits in its discretion. The Board of Directors may amend the EICP from time to time.
EICP Benefits
      Future benefits that will be received under the EICP by particular individuals or groups can not be determined at this time. For the year ended December 31, 2005, approximately $7,482,174 in cash bonuses were paid to our employees under the EICP, of which approximately $3,971,660 was paid to the Company’s executive officers as a group. The cash bonus paid to Mr. Wilkinson and each other Named Executive Officer for the year ended December 31, 2005 under the EICP is described in “Compensation Committee Report — Annual Bonus” and in the “Summary Compensation Table” contained in this Proxy Statement.
Recommendation and Vote Required
      The Board recommends a vote “FOR” the approval of this proposal. We believe strongly that the EICP has served as an essential component of compensation, allowing us to provide reasonable incentives to and reward the performance results achieved by executive officers and other key employees in a manner most favorable to our stockholders. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at this year’s Annual Meeting and entitled to vote on the matter is necessary for approval.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
YEAR ENDING DECEMBER 31, 2006
(ITEM 4)
      In March 2006, our Audit Committee sought proposals from several independent accounting firms in connection with the audit of our financial statements for the year ending December 31, 2006. As a result of that process, on March 27, 2006, our Audit Committee dismissed PricewaterhouseCoopers LLP as our independent registered public accounting firm and approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006.
      Our Board of Directors has ratified the decision of the Audit Committee to appoint Deloitte & Touche LLP to serve as independent registered public accounting firm to audit our financial statements for the year ending December 31, 2006. Although we are not required to seek stockholder approval of this appointment, it has been our practice to do so. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of McDermott. We expect that representatives of Deloitte & Touche LLP and PricewaterhouseCoopers will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
      The audit reports of PricewaterhouseCoopers on our consolidated financial statements for each of the two fiscal years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for each year included an explanatory paragraph regarding our wholly owned subsidiary, The Babcock & Wilcox Company.
      During the two fiscal years ended December 31, 2005, and the subsequent interim period through March 27, 2006, there were no disagreements between us and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.
      During the two years ended December 31, 2005, and subsequent interim period through March 27, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as described in the following paragraph.
      In March 2004, PricewaterhouseCoopers advised us of a material weakness relating to our ability to forecast accurately total costs to complete fixed-price contracts, primarily first-of-a-kind projects. We discussed this material weakness in Item 9A in our Form 10-K for the year ended December 31, 2003. In connection with the audit of the year ended December 31, 2004, PricewaterhouseCoopers reported material weaknesses related to the following: (1) account reconciliations in our Marine Construction Services segment in the Eastern Hemisphere related to cash and equivalents, accounts payable and other accounts were not being properly completed; and (2) control deficiencies at our business units with respect to access to financial application programs and data which included lack of compliance with the Company’s internal access security policies and segregation of duties requirements and lack of independent monitoring of the activities of technical information technology staff and some users with financial accounting and reporting responsibilities that also have unrestricted access to financial application programs and data. We discussed this weakness in Item 9A in our Form 10-K for the year ended December 31, 2004.
      As disclosed in Item 9A in our Form 10-K for the year ended December 31, 2005, management conducted an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2005. Based on this assessment, management concluded that our internal control over financial reporting was effective as of December 31, 2005. Management’s assessment of the effectiveness of our internal control over financial reporting was audited by PricewaterhouseCoopers, whose unqualified report thereon also appears in such 10-K

      During the two fiscal years ended December 31, 2005, and during the subsequent interim period preceding the appointment of Deloitte & Touche LLP, we had not consulted with Deloitte & Touche LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (2) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” described in Item 304(a)(1)(v) of Regulation S-K.
      We reported the change in independent registered public accounting firms, and the statements above, in a current report on Form 8-K filed with the SEC on March 31, 2006.
      During the years ended December 31, 2005 and 2004, McDermott paid PricewaterhouseCoopers fees, including expenses and taxes, totaling $7,622,736 and $10,633,653, respectively, which can be categorized as follows:

	2005	2004

Audit
The Audit fees for the years ended December 31, 2005 and 2004, respectively, were for professional services rendered for the audits of the consolidated financial statements of McDermott, the audit of McDermott’s internal control over financial reporting, statutory and subsidiary audits, reviews of the quarterly consolidated financial statements of McDermott, and assistance with review of documents filed with the SEC	$7,057,961	$8,563,997
Audit Related
The Audit Related fees for the years ended December 31, 2005 and 2004, respectively, were for assurance and related services, employee benefit plan audits and advisory services related to Sarbanes-Oxley Section 404 compliance	$58,722	$1,442,216
Tax
The Tax fees for the years ended December 31, 2005 and 2004, respectively, were for professional services rendered for consultations on various U.S. federal, state and international tax matters, international tax compliance and tax planning, and assistance with tax examinations	$463,673	$602,233
All Other
The fees for All Other services for the years ended December 31, 2005 and 2004, respectively, were for professional services rendered for translation services and other advisory or consultation services not related to audit or tax	$42,380	$25,207
Total	$7,622,736	$10,633,653	(1)

(1)	Reflects final billings by PWC not available at the time mailing of the 2005 Proxy Statement commenced.
      It is the policy of our Audit Committee to preapprove all audit, review or attest engagements and permissible non-audit services to be performed by our independent registered public accounting firm, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the Securities Exchange Commission. Our Audit Committee did not rely on the de minimis exception for any of the fees disclosed above.
Recommendation and Vote Required
      Our Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the decision of our Audit Committee to appoint Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2006. The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Because abstentions are counted as present for purposes of the vote on this matter but are not votes “FOR” this proposal, they have the same effect as votes “AGAINST” this proposal.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
      McDermott is a large business organization with worldwide operations, and it engages in numerous purchase, sale and other transactions annually. We have various types of business arrangements with corporations and other organizations in which a McDermott executive officer, director, or nominee for director may also be a director, executive or investor, or have some other direct or indirect relationship. We enter into these arrangements in the ordinary course of our business, and they typically involve McDermott receiving or providing some good or service on a nonexclusive basis and at arm’s-length negotiated rates or in accordance with regulated price schedules.
      Each of Messrs. Wilkinson, Kalman, Nesser and Sannino has irrevocably elected to satisfy withholding obligations relating to all or a portion of any applicable federal, state or other taxes that may be due on the vesting in the year ending December 31, 2006 of certain shares of restricted stock awarded under various long-term incentive plans by returning to us the number of such vested shares having a fair market value equal to the amount of such taxes. These elections, which apply to an aggregate of 55,000, 5,000, 28,500 and 18,350 shares vesting in the year ending December 31, 2006 and held by Messrs. Wilkinson, Kalman, Nesser and Sannino, respectively, are subject to approval of the Compensation Committee of our Board of Directors, which approval was granted. In the year ended December 31, 2005, each of Messrs. Wilkinson, Kalman and Sannino made a similar election which applied to an aggregate of 10,000, 5,000 and 1,500 shares, respectively, that vested in the year ended December 31, 2005. Those elections were also approved by the Compensation Committee. We expect any transfers reflecting shares of restricted stock returned to us will be reported in the SEC filings made by those transferring holders who are obligated to report transactions in our securities under Section 16 of the Securities Exchange Act of 1934.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC and the New York Stock Exchange. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2005, except that in 2005, Mr. Keith G. Robinson filed an amended Form 3 to report one transaction involving 500 performance units, mistakenly omitted from a Form 3 timely filed in 2004.
STOCKHOLDERS’ PROPOSALS
      Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2007 Annual Meeting must send notice of the proposal to our Corporate Secretary at our principal executive office no later than December 1, 2006. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record or beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.

      In addition, any stockholder who intends to submit a proposal for consideration at our 2007 Annual Meeting, but not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our by-laws, such notice must (1) be received at our executive offices no earlier than November 4, 2006 or later than January 3, 2007 and (2) satisfy specified requirements. A copy of the pertinent by-law provisions can be found on our website at www.mcdermott.com at “Investor Relations — Corporate Governance.”

By Order of the Board of Directors,

LIANE K. HINRICHS
Secretary
Dated: March 31, 2006

APPENDIX A
Effective November 2, 2005
McDERMOTT INTERNATIONAL, INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER
Preamble
      The Audit Committee of the Board of Directors of McDermott International, Inc. (hereinafter sometimes the “Company” or “McDermott”) adopts this charter.

I.	Purpose
      The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the Board) in fulfilling its oversight responsibilities with respect to financial reports and other financial information provided by the Company to its shareholders and others by carrying out the following duties:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Oversee the integrity of the financial statements of the Company.

•	Monitor the compliance by the Company with legal and regulatory financial requirements.

•	Evaluate the independence, qualifications and performance of the Company’s independent auditors.

•	Oversee the performance of the Company’s internal audit function.

•	Oversee certain aspects of the Company’s Compliance and Ethics Program relating to financial matters, books and records and accounting and as required by applicable statutes, rules and regulations.

•	Provide an open avenue of communication among the Company’s outside auditors, financial and senior management, the internal audit department and the Board.

•	Comply with the applicable reporting requirements established by the Securities and Exchange Commission (the “SEC”).

II. Committee Composition
      The Committee will be composed of not less than three members of the Board. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall meet the qualifications of an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the SEC.
      Each member of the Committee shall meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Corporate Governance Rules of the New York Stock Exchange (NYSE), as defined in the NYSE Listed Company Manual. Accordingly, all of the members will be directors independent of management and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member.
      The members of the Committee shall be elected by the Board at each annual organizational meeting and shall serve until the Board’s next annual organizational meeting and their successors are duly elected and qualified, or until their earlier resignation or removal. The Board shall have the authority at any time to remove one or more members of the Committee. The Chairman shall be elected by the full Board. If the Board should fail to elect a chairman, or should the chairman be absent or unavailable, the members of the Committee may designate a chair by majority vote of the full Committee membership. No member of the Audit Committee may serve as a member of in excess of two other public company audit committees.

      The Committee shall have the authority to engage independent counsel or other advisors, as it determines necessary to carry out its duties.
      The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company’s outside auditors for the purpose of preparing or issuing an audit report or performing any other services for the Company, compensation to any advisors employed by the Committee, and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

III. Meetings
      The Committee shall meet at least four times annually or more frequently as circumstances dictate. A detailed written agenda shall be prepared by or under supervision of the Chair of the Committee and distributed in advance.
      The Committee shall meet periodically with management, those responsible for the internal audit function and the outside auditors, in separate executive sessions, to discuss any matters that the Committee or any of these individuals or groups believe should be discussed privately. The Committee shall maintain a high degree of independence both in establishing its agenda and directly accessing various members of McDermott and subsidiary management.
      The Committee will maintain written minutes of all its meetings, which will be available to every member of the Board.

IV. Responsibilities and Duties
      The Committee’s principal responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the outside auditors are responsible for auditing and reviewing those financial statements. Additionally, the Committee recognizes that financial management (including the internal audit staff), as well as the outside auditors, have more knowledge and more detailed information about the Company than do the members of the Committee; consequently, in carrying out its oversight responsibilities the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent accountants’ work.
      Pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC, the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (any such firm is referred to in this charter as the Company’s outside auditors). The Committee shall have and may exercise all the powers of the Board, except as may be prohibited by law, with respect to all matters encompassed by this charter, and shall have all the power and authority required under the Sarbanes-Oxley Act of 2002.
      The outside auditors of the Company are ultimately accountable to the Committee and the Board, as opposed to management of the Company. The Committee shall have the sole authority to appoint and, where appropriate, replace the Company’s outside auditors and to approve all audit engagement fees and terms. The Committee shall be directly responsible for the compensation and oversight of the work of the Company’s outside auditors (including resolution of disagreements between management and the outside auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing any other services for the Company. The Company’s outside auditors shall report directly to the Committee.
      The Committee shall preapprove all audit, review or attest engagements and permissible non-audit services to be performed by the Company’s outside auditors, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the applicable rules and regulations of the SEC.
      The Committee may form and delegate authority to subcommittees consisting of one or more members when the Committee deems it appropriate to do so, including the authority to grant preapprovals of audit and other permissible services. The Committee also may delegate such preapproval authority to any of its members. Any decisions of such subcommittees or members to grant preapprovals shall be reported to the full Committee at the next meeting of the Committee.
      The following functions shall be the common recurring activities of the Committee in carrying out its oversight responsibility. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.
Disclosure and Reporting
      1. The Committee will prepare a report for inclusion in the Company’s annual proxy statement, with the names of all Committee members, stating whether the Committee:

(1) reviewed and discussed the audited financial statements with management;

(2) discussed with the outside auditors matters requiring discussions by the Statement on Audit Standards (SAS) No. 61, Communication with Audit Committees;

(3) received the written disclosures and letter from the outside auditors required by Independence Standards Board No. 1, and discussed with the outside auditors their independence; and

(4) based on that review and discussion, recommended to the full Board that the audited financial statements be included in McDermott’s Annual Report on Form 10-K.
      2. Ensure that McDermott provides the NYSE with applicable written confirmations, including but not limited to any confirmations regarding:

(1) any determination the Board has made regarding the independence of directors;

(2) financial literacy of Committee members;

(3) the determination that at least one of the Committee members has accounting or related financial management expertise; and

(4) the annual review and reassessment of the adequacy of the Committee charter.
Documents/Reports Review
      3. Review and discuss with management and the Company’s outside auditors the annual audited financial statements, and the related footnotes and disclosures, as well as specific disclosures made in management’s discussion and analysis of financial condition and results of operations in the Company’s Annual Report on Form 10-K.
      4. Review and discuss with management and the Company’s outside auditors the Company’s quarterly financial statements, and the related footnotes and disclosures, as well as specific disclosures made in management’s discussion and analysis of financial condition and results of operations prior to the filing of the Company’s Quarterly Reports on Form 10-Q, including any matters provided in Statement on Auditing Standards No. 100 arising in connection with the Company’s quarterly financial statements.
      5. Review and discuss with management and the Company’s outside auditors:

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles, any major issues concerning the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

•	Analyses prepared by management and/or the Company’s outside auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative methods of generally accepted accounting principles on the financial statements.

      6. Review with management the Company’s earnings press releases, with particular emphasis on the use of any “non-GAAP financial measures,” as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (covering, for example, the types of information to be disclosed and the type of presentation to be made).
      7. Review with management and the Company’s outside auditors the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on the Company’s financial statements.
      8. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures; and discuss the Company’s policies and guidelines concerning risk assessment and risk management.
      9. Review significant internal audit reports and management’s responses with those responsible for the internal audit function.
      10. The Committee will review and discuss a report from the Company’s outside auditors that contains all “critical policies and practices to be used all alternative treatments of financial information within (GAAP) that have been discussed with management ramifications of the use of such alternative disclosures and treatments, and the treatment preferred other material written communications between the firm and management” by the firm.
      11. Have oversight responsibility for certain aspects of the Company’s Compliance and Ethics Program relating to financial matters, books and records, and accounting and as required by applicable statutes, rules and regulations.
      12. At least annually, obtain and review a report by the company’s outside auditors describing (i) the outside auditors’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the outside auditors and the Company as contemplated by Independence Standards Board Standard No. 1. Evaluate the Company’s outside auditors’ qualifications, performance and independence, including considering whether the outside auditors’ quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the outside auditors’ independence. In making this evaluation, the Committee shall take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the Company’s outside auditors to the full Board.
Outside Auditors
      13. Advise the Board each year of the Committee’s appointment of a firm of independent certified public accountants to serve as McDermott’s principal independent auditors. The Committee will not appoint or otherwise approve a registered public accounting firm to perform an audit if the company’s Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer, Controller (or equivalent) was employed by the audit firm and participated in the Company’s audit during the one-year period preceding the date of initiation of the current audit. Notwithstanding the power and authority of the Committee with respect to the appointment, compensation, retention and oversight of the Company’s principal independent auditors, the Committee, in its discretion, may submit any such matter, along with its recommendation with respect thereto, to the full Board for consideration, approval and ratification.
      14. On an annual basis, after completion of the annual audit of the Company’s consolidated financial statement included in the Annual Report on Form 10-K and prior to its filing, review with outside auditors any significant changes required in the examination plan; any serious difficulties or disputes with management encountered during the course of the audit; and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards (GAAS), including but not limited to discussions relating to the outside auditors’ judgment about such matters as the quality, not just the acceptability, of the Company’s accounting practices and other items set forth in SAS 61.

On an annual basis, obtain from the Company’s outside auditors assurance that Section 10A(b) of the Exchange Act has not been implicated with respect to the Company’s most recently completed fiscal year.
      15. Annually approve the fees and other compensation to be paid to the outside auditor.
      16. Require a formal written statement from the outside auditor consistent with Independence Standards Board Standard No. 1. The Committee is responsible for oversight of auditor independence and shall discuss annually with the outside auditor any relationships or services that may impact the auditor’s independence, and take, or recommend to the full Board, actions to ensure that independence.
      17. Discuss with the outside auditor the auditor’s judgment about the quality of McDermott’s accounting principles and the underlying estimates as required by SAS No. 90, Audit Committee Communications.
      18. Require that the outside auditor communicates to the Committee (or be satisfied that management has communicated) with regard to their quarterly reviews any matters of the types described in SAS No. 61.
      19. Review the capabilities and performance of the lead and engagement partner of the Company’s outside auditors.
      20. Confirm the regular rotation of the audit partners as required by applicable law. Consider whether there should be regular rotation of the outside auditing firm.
      21. Review with the Company’s outside auditors any communication or consultation between the Company’s audit team and the outside auditors’ national office respecting auditing or accounting issues presented by the engagement.
      22. Establish hiring policies for the Company’s employment of the Company’s outside auditors’ personnel or former personnel, which may take into account whether a proposed employee participated in any capacity in the audit of the Company.
      23. Meet with the Company’s outside auditors prior to the audit to review the planning and staffing of the audit.
Internal Audit Function
      24. The Committee shall review and approve the appointment, replacement, reassignment or dismissal of those responsible for the internal audit function.
      25. Annually review and approve the internal audit plan and discuss any significant subsequent changes in the scope of the audit plan.
      26. Review the results of the internal audit process with management and those responsible for the internal audit function, including significant findings, management’s responses thereto, and the status of corrective actions or implementation of recommendations.
      27. Evaluate the budget, activities, organizational structure, and qualifications of the internal audit department.
Ethical and Legal Compliance
      28. Review the disclosures that the Company’s Chief Executive Officer and Chief Financial Officer make to the Committee and the Company’s outside auditors in connection with the certification process for the Company’s Reports on Form 10-K and Form 10-Q concerning any significant deficiencies or weaknesses in the design or operation of internal control over financial reporting and any fraud that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
      29. Obtain reports from management, those responsible for the internal audit function and the Company’s outside auditors that the Company’s subsidiary/ foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct.

      30. Review with McDermott’s General Counsel any legal matter that could have a significant impact on the financial statements, the Company’s relevant compliance policies and any material reports or inquiries received from regulators or governmental agencies.
      31. Review management’s monitoring of compliance with McDermott’s Code of Business Conduct, and ensure that management has the proper review system in place to ensure that McDermott’s financial statements, reports and other financial information disseminated to the public satisfy legal requirements.
      32. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
      33. Committee members are prohibited from taking any action to fraudulently influence, coerce, manipulate, or mislead any auditor engaged in the performance of an audit for the purpose of rendering the financial statements materially misleading.
Other
      34. In addition to the activities described above, the Committee will perform such other functions the Committee or the Board deems necessary or appropriate under law; the Company’s articles of incorporation, by-laws and governing documents; and the resolutions and other directives of the Board of Directors. The duties and responsibilities of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of Directors.
      35. The Committee shall have the authority to engage independent counsel or other advisors, as it determines necessary to carry out its duties.
      36. Review annually the Committee’s own performance.
      37. Make regular reports to the Board.
      38. The Committee will review this charter periodically, as conditions dictate, but at least annually, and update this charter if necessary or appropriate.

APPENDIX B
MCDERMOTT INTERNATIONAL, INC.
2001 DIRECTORS AND OFFICERS LONG-TERM INCENTIVE PLAN
ARTICLE 1
Establishment, Objectives and Duration
      1.1 Establishment of the Plan. McDermott International, Inc., a Panama corporation (hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the McDermott International, Inc. 2001 Directors and Officers Long-Term Incentive Plan (hereinafter referred to as this “Plan”), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Shares and Performance Units (each as hereinafter defined).
      Subject to approval by the Company’s stockholders, this Plan shall become effective as of February 28, 2006 (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
      1.2 Objectives. This Plan is designed to promote the success and enhance the value of the Company by linking the personal interests of Participants (as hereinafter defined) to those of the Company’s stockholders, and by providing Participants with an incentive for outstanding performance. This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the employment and/or services of Participants.
      1.3 Duration of the Plan. This Plan, as amended and restated, shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors (as hereinafter defined) to amend or terminate this Plan at any time pursuant to Article 16 hereof, until all Shares (as hereinafter defined) subject to it shall have been purchased or acquired according to this Plan’s provisions. In no event may an Award (as hereinafter defined) be granted under this Plan on or after August 10, 2011.
ARTICLE 2
Definitions
      As used in this Plan, the following terms shall have the respective meanings set forth below:
      2.1 “Award” means a grant under this Plan of any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock Unit, Performance Share or Performance Unit. .
      2.2 “Award Agreement” means an agreement entered into by the Company and a Participant, setting forth the terms and provisions applicable to an Award granted under this Plan.
      2.3 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
      2.4 “Board” or “Board of Directors” means the Board of Directors of the Company.
      2.5 “Change In Control” means:

(a) Any person (other than a trustee or other fiduciary holding securities under an Employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding voting securities;

(b) During any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of the Company, and any new Director of the Company (other than a Director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Clauses (a) or (c) of this Section 2.5) whose election by the Company’s Board or nomination for election by the stockholders of the Company, was approved by a vote of at least two-thirds (2/3) of the Directors of the Company’s Board, then still in office who either were Directors thereof at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(c) The shareholders of the Company approve: a) a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto, continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or b) the shareholders of the Company approve a plan of complete liquidation of the Company, or c) an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(d) Such other circumstances as may be deemed by the Board in its sole discretion to constitute a change in control of the Company.

      However, in no event shall a “Change in Control” be deemed to have occurred with respect to a Participant if the Participant is part of the purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the stock of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing Directors).
      2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time.
      2.7 “Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer this Plan (or the entire Board if so designated by the Board by written resolution), as specified in Article 3 herein.
      2.8 “Company” means McDermott International, Inc., a Panama corporation, and, except where the context otherwise indicates, shall include the Company’s Subsidiaries, as well as any successor to any of such entities as provided in Article 18 herein.
      2.9 “Consultant” means a natural person who is neither an Employee nor a Director and who performs services for the Company or a Subsidiary pursuant to a contract, provided that those services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.
      2.10 “Deferred Stock Unit” or “DSU” means a contractual promise to distribute to a Participant one Share or cash equal to the Fair Market Value of one Share, determined in the sole discretion of the Committee, which shall be delivered to the Participant upon satisfaction of the vesting and any other requirements set forth in the Award Agreement.
      2.11 “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be considered an Employee under this Plan.
      2.12 “Disability” in the case of an Employee, shall have the meaning ascribed to such term in the Participant’s governing long-term disability plan and, in the case of a Director or Consultant, shall mean a permanent and total disability within the meaning of Section 22 (e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee who are qualified to provide professional medical advice.
      2.13 “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

      2.14 “Employee” means any person who is employed by the Company on a full time basis.
      2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
      2.16 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
      2.17 “Fair Market Value” of a Share shall mean, as of a particular date, (a) if Shares are listed on a national securities exchange, the mean between the highest and lowest sales price per Share on the consolidated transaction reporting system for the principal national securities exchange on which Shares are listed on that date, or, if no such sale is so reported on that date, on the last preceding date on which such a sale was so reported, (b) if Shares are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per Share reported by the Nasdaq National Market on that date, or, if no such sale is so reported on that date, on the last preceding date on which such a sale was so reported, (c) if no Shares are so listed or quoted, the mean between the closing bid and asked price for Shares on that date, or, if there are no such quotations available for that date, on the last preceding date for which such quotations are available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated, or (d) if no Shares are publicly traded, the most recent value determined by an independent appraiser appointed by the Company for that purpose.
      2.18 “Fiscal Year” means the year commencing January 1 and ending December 31.
      2.19 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422, or any successor provision.
      2.20 “Named Executive Officer” means a Participant who, as of the date of vesting and/or payout of an award is one of the group of “covered employees” as defined in Section 162(m) of the Code and regulations promulgated thereunder or any successor statute.
      2.21 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 herein and which is not an Incentive Stock Option.
      2.22 “Officer” means an Employee of the Company included in the definition of “Officer” under Section 16 of the Exchange Act and rules promulgated thereunder or such other Employees who are designated as “Officers” by the Board.
      2.23 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.
      2.24 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.
      2.25 “Participant” means an eligible Officer, Director, Consultant or key Employee who has been selected for participation in the Plan in accordance with Section 5.2.
      2.26 “Performance-Based Exception” means the performance-based exception from the deductibility limitations of Code Section 162(m).
      2.27 “Performance Period” means, with respect to a Performance Based Award, the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to that Performance Based Award.
      2.28 “Performance Share” means an Award designated as such and granted to an Employee, as described in Article 9 herein.
      2.29 “Performance Unit” means an Award designated as such and granted to an Employee, as described in Article 9 herein.
      2.30 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its sole discretion), and/or the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.
      2.31 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a “group” (as that term is used in Section 13(d)(3) thereof).
      2.32 “Restricted Stock” means an Award designated as such and granted to a Participant pursuant to Article 8 herein.
      2.33 “Retirement” shall have the meaning ascribed to such term in the Participant’s governing retirement plan.
      2.34 “Shares” means the common stock, par value $1.00 per share, of the Company.
      2.35 “Stock Appreciation Right” or “SAR” means an Award designated as an SAR and granted to a Participant pursuant to the terms of Article 7 herein.
      2.36 “Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company has a majority voting interest and which the Committee designates as a participating entity in this plan.
      2.37 “Vesting Period” means the period during which an Award granted hereunder is subject to a substantial risk of forfeiture.
ARTICLE 3
Administration
      3.1 The Committee. This Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.
      3.2 Authority of the Committee. Except as limited by law or by the Articles of Incorporation or Amended and Restated By laws of the Company (each as amended from time to time), the Committee shall have full and exclusive power and authority to take all actions specifically contemplated by this Plan or that are necessary or appropriate in connection with the administration hereof and shall also have full and exclusive power and authority to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as the Committee may deem necessary or proper. The Committee shall have full power to select Officers, Directors, Consultants and key Employees who shall participate in this Plan, determine the sizes and types of Awards, and determine the terms and conditions of Awards in a manner consistent with this Plan. The Committee may, in its discretion, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or any Award or otherwise amend or modify any Award in any manner that is either (a) not adverse to the Participant to whom such Award was granted or (b) consented to in writing by such Participant, and (c) consistent with the requirements of Code Section 409A, if applicable. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority as identified herein.
      3.3 Delegation of Authority. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish.
      3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons concerned, including the Company, its stockholders, Officers, Directors, Employees, Consultants, Participants and their estates and beneficiaries.
ARTICLE 4
Shares Subject to this Plan
      4.1 Number of Shares Available for Grants of Awards. Subject to adjustment as provided in Section 4.3 herein, there is reserved for issuance of Awards under this Plan two million five hundred thousand (2,500,000) Shares in addition to any Shares previously reserved for issuance under this Plan which have not been awarded as of the Effective Date. Shares subject to Awards under this Plan that are cancelled, forfeited, terminated or expire unexercised, shall immediately become available for the granting of Awards under this Plan. Additionally, Shares approved pursuant to the 1987 Long-Term Incentive Compensation Program, the 1992 Officer Stock Incentive Program, the 1996 Officer Long Term Incentive Plan or the 1997 Director Stock Plan which are canceled, terminated, forfeited, expire unexercised, are settled in cash in lieu of Shares, or are exchanged for a consideration that does not involve Shares will again immediately become available for Awards. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
      4.2 Limits on Grants in Any Fiscal Year. The following rules (“Award Limitations”) shall apply to grants of Awards under this Plan:

(a) Options. The maximum aggregate number of Shares issuable pursuant to Awards of Options that may be granted in any one Fiscal Year of the Company to any one Participant shall be four hundred thousand (400,000).

(b) SARs. The maximum aggregate number of share equivalents reflected in Awards that may be granted in the form of SARs in any one Fiscal Year to any one Participant shall be four hundred thousand (400,000).

(c) Restricted Stock and Deferred Stock Units and Performance Shares. The maximum aggregate number of Shares issued as Awards of Restricted Stock, DSUs and Performance Shares that may be granted in any one Fiscal Year to any one Participant shall be two hundred thousand (200,000).

(d) Performance Units. The maximum aggregate cash payout with respect to Performance Units granted in any one Fiscal Year that may be made to any one Participant shall be two million dollars ($2,000,000), with such cash value determined as of the date of each grant.
      4.3 Adjustments in Authorized Shares. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
      If there shall be any change in the Shares of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall adjust, in an equitable manner, as applicable, the number and kind of Shares that may be issued under this Plan, the number and kind of Shares subject to outstanding Awards, the exercise or other price applicable to outstanding Awards, the Awards Limitations, the Fair Market Value of the Shares and other value determinations applicable to outstanding Awards; provided, however, that the number of Shares subject to any Award shall always be a whole number. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its sole discretion, to (a) issue or assume Awards by means of substitution of new Awards, as appropriate, for previously issued Awards or to assume previously issued Awards as part of such adjustment, (b) make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Awards and the termination of Options that remain unexercised at the time of such transaction, (c) provide for the acceleration of the vesting and exercisability of Options and SARs and the cancellation thereof in exchange for such payment as the Committee, in its sole discretion, determines is a reasonable approximation of the value thereof or (d) cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise prior to such cancellation.
ARTICLE 5
Eligibility and Participation
      5.1 Eligibility. Persons eligible to participate in this Plan include all Officers, Directors, key Employees and Consultants, as determined in the sole discretion of the Committee.
      5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Persons, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Officer, Director, key Employee or Consultant shall have the right to be selected for Participation in this Plan, or, having been so selected, to be selected to receive a future award.
ARTICLE 6
Options
      6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, upon such terms, at any time, and from time to time, as shall be determined by the Committee; provided, however that ISOs may be awarded only to Employees. Subject to the terms of this Plan, the Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant.
      6.2 Option Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine that are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
      6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, that, subject to any subsequent adjustment that may be made pursuant to the provisions of Section 4.3, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Except as otherwise provided in Section 4.3, no repricing of Options awarded under this Plan shall be permitted.
      6.4 Duration of Options. Subject to any earlier expiration that may be effected pursuant to the provisions of Section 4.3, each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that an Option shall not be exercisable later than the seventh (7th) anniversary date of its grant.
      6.5 Exercise of Options. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
      6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company in the prescribed manner, setting forth the number of Shares with respect to which the Option is to be exercised, and either (i) accompanied by full payment for the Shares issuable on such exercise or (ii) with the sales proceeds to be obtained from the Shares issuable on such exercise within three trading days of such exercise.

      The Option Price upon exercise of any Option shall be payable to the Company in full: (a) in cash, (b) by tendering previously acquired Shares valued at their Fair Market Value per Share at the time of exercise (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender), (c) by a combination of (a) and (b), or (d) any other method approved by the Committee, in its sole discretion, at the time of grant and as set forth in the Award Agreement.
      Subject to any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option.
      6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Plan as it may deem advisable, including, without limitation, restrictions under applicable U.S. federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
      6.8 Termination of Employment, Service or Directorship. Each Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to an Option Award, need not be uniform among all Options issued pursuant to this Article 6 and may reflect distinctions based on the reasons for termination.
      6.9 Transferability of Options.

(a) Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Further, all ISOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, NQSOs granted under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.
      Any attempted assignment of an Option in violation of this Section 6.9 shall be null and void.
ARTICLE 7
Stock Appreciation Rights
      7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time, and from time to time, as shall be determined by the Committee. Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.
      The grant price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted.
      7.2 Exercise of SARs. SARs may be exercised upon whatever terms and conditions that the Committee, in its sole discretion, imposes.
      7.3 SAR Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.4 Term of SARs. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion; provided, however, that an SAR shall not be exercisable later than the seventh (7th) anniversary date of its grant.
      7.5 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price by

(b) The number of Shares with respect to which the SAR is exercised.
      At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout may be set forth in the Award Agreement pertaining to the grant of the SAR.
      7.6 Termination of Employment, Service or Directorship. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to an SAR Award, need not be uniform among all SARs issued pursuant to this Article 7 and may reflect distinctions based on the reasons for termination.
      7.7 Transferability. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations as defined by the Code or Title I of ERISA, or the rules thereunder.
      Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant. Any attempted assignment of an SAR in violation of this Section 7.8 shall be null and void.
ARTICLE 8
Restricted Stock
      8.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee at any time, and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.
      8.2 Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
      8.3 Transferability. Except as provided in the Participant’s Award Agreement and/or this Article 8, the Shares of Restricted Stock granted to a Participant under this Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in an Award Agreement entered into with that Participant, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under this Plan shall be available during his or her lifetime only to such Participant. Any attempted assignment of Restricted Stock in violation of this Section 8.3 shall be null and void.
      8.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals and/or restrictions under applicable U.S. federal or state securities laws.
      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
      8.5 Removal of Restrictions. Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award made under this Plan shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse.
      8.6 Voting Rights. To the extent permitted by the Committee or required by law, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.
      8.7 Dividends. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with regular cash dividends paid with respect to the underlying Shares while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that it deems appropriate.
      8.8 Termination of Employment, Service or Directorship. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Stock following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to Shares of Restricted Stock, need not be uniform among all Shares of Restricted Stock issued pursuant to this Article 8 and may reflect distinctions based on the reasons for termination.
ARTICLE 9
Performance Units and Performance Shares
      9.1 Grant of Performance Units/ Shares. Subject to the terms of this Plan, Performance Units, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
      9.2 Value of Performance Units/ Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units/ Shares which will be paid out to the Participant.
      9.3 Earning of Performance Units/ Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/ Shares shall be entitled to receive payment of the number and value of Performance Units/ Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
      9.4 Form and Timing of Payment of Performance Units/ Shares. Payment of earned Performance Units/ Shares to a Participant shall be made no later than March 15 following the end of the calendar year in which such Performance Units/ Shares vest, or as soon as administratively practicable thereafter if payment is delayed due to unforeseeable events. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/ Shares in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/ Shares at the close of the applicable Performance Period. Any Shares issued or transferred to a Participant for this purpose may be granted subject to any restrictions that are deemed appropriate by the Committee.

      9.5 Termination of Employment, Service or Directorship. Each Award Agreement providing for a Performance Unit/ Share shall set forth the extent to which the Participant shall have the right to receive a payout of cash or Shares with respect to unvested Performance Unit/ Shares following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with the Participant, need not be uniform among all Performance Units/ Shares or Cash-Based Awards issued pursuant to this Article 9 and may reflect distinctions based on the reasons for termination.
      9.6 Transferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/ Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights with respect to Performance Units/ Shares granted to that Participant under this Plan shall be exercisable during the Participant’s lifetime only by the Participant. Any attempted assignment of Performance Units/ Shares in violation of this Section 9.6 shall be null and void.
      9.7 Dividends. At the discretion of the Committee, Participants holding Performance Units/ Shares may be entitled to receive dividend units with respect to dividends declared with respect to the Shares. Such dividends may be subject to the same accrual, forfeiture and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.7 herein, as determined by the Committee.
ARTICLE 10
Deferred Stock Units
      10.1 Grant of DSUs. Subject to the terms and provisions of this Plan, the Committee at any time, and from time to time, may grant DSUs to eligible Participants in such amounts as the Committee shall determine.
      10.2 DSU Award Agreement. Each DSU grant to a Participant shall be evidenced by a DSU Award Agreement entered into with that Participant, which shall specify the Vesting Period, the number of DSUs granted, and such other provisions as the Committee shall determine in its sole discretion.
      10.3 Transferability. Except as provided in a Participants Award Agreement, DSUs granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights with respect to a DSU Award granted to that Participant under this Plan shall be available during his or her lifetime only to such Participant. Any attempted assignment of a DSU Award in violation of this Section 10.3 shall be null and void.
      10.4 Form and Timing of Delivery. If a Participant’s DSU Award Agreement provides for payment in cash, payment equal to the Fair Market Value of the Shares underlying the DSU Award, calculated as of the last day of the Vesting Period, shall be made in a single lump sum payment. If a Participant’s DSU Award Agreement provides for payment in Shares, the Shares underlying the DSU Award shall be delivered to the Participant. Such payment of cash or Shares shall be made no later than March 15 following the end of the calendar year during which the DSU Award vests, or as soon as practicable thereafter if payment is delayed due to unforeseeable events. Such delivered Shares shall be freely transferable by the Participant.
      10.5 Voting Rights and Dividends. During the applicable Vesting Period, Participants holding DSUs shall not have voting rights with respect to the Shares underlying such DSUs. During the applicable Vesting Period, Participants holding DSUs granted hereunder may be credited with dividend equivalents, in the form of cash or additional DSUs, if a regular cash dividend is paid with respect to the underlying Shares. The extent to which dividend equivalents shall be credited shall be determined in the sole discretion of the Committee. Such dividend equivalents shall be subject to a Vesting Period equal to the remaining Vesting Period of the DSUs with respect to which the dividend equivalents are paid.

      10.6 Termination of Employment, Service or Directorship. Each DSU Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout of cash or Shares with respect to unvested DSUs following termination of the Participant’s employment, service or directorship with the Company and/or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in each Award Agreement entered into with a Participant with respect to DSUs, need not be uniform among all DSUs issued pursuant to this Article 10 and may reflect distinctions based on the reasons for termination.
ARTICLE 11
Performance Measures
      11.1 Performance Measures. Unless and until the Committee proposes and shareholders approve a change in the general performance measures set forth in this Article 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

(a) Cash Flow;

(b) Cash Flow Return on Capital;

(c) Cash Flow Return on Assets;

(d) Cash Flow Return on Equity;

(e) Net Income;

(f) Return on Capital;

(g) Return on Assets;

(h) Return on Equity;

(i) Share Price;

(j) Earnings Per Share;

(k) Earnings Before Interest and Taxes;

(l) Earnings Before Interest, Taxes, Depreciation and Amortization; and

(m) Total Return to Shareholders.
      Subject to the terms of this Plan, each of these measures shall be defined by the Committee on a consolidated, group or division basis or in comparison to one or more peer group companies or indices, and may include or exclude specified extraordinary items as defined by the Company’s auditors.
      11.2 Adjustments. The Committee shall have the discretion to adjust determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception and which are held by Named Executive Officers may not be adjusted upwards on a discretionary basis. The Committee shall retain the discretion to adjust such Awards downward.
      11.3 Compliance with Code Section 162(m). In the event that applicable tax and/or securities laws or regulations change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards to Named Executive Officers which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and regulations issued thereunder.

ARTICLE 12
Beneficiary Designation
      Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant’s death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
ARTICLE 13
Deferrals
      The Committee may, in its discretion, (a) permit selected Participants to elect to defer payment of some or all types of Awards in accordance with the procedures established by the Committee or (b) provide for the deferral of an Award in an Award Agreement or otherwise, in a manner consistent with the requirements of Code Section 409A(a)(2), (3) and (4). Any deferred payment, whether elected by the Participant or specified in an Award Agreement or by the Committee, may be forfeited if and to the extent that the applicable Award Agreement so provides.
ARTICLE 14
Rights of Employees, Directors and Consultants
      14.1 Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.
      14.2 No Contract of Employment. Neither the Award nor any benefits arising under this Plan shall constitute part of a Participant’s employment contract with the Company or any Subsidiary, and accordingly, subject to the provisions of Article 16 herein, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Board without giving rise to liability on the part of the Company or any Subsidiary for severance payments.
      14.3 Transfers Between Participating Entities. For purposes of this Plan, a transfer of a Participant’s employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Committee may make such adjustments to outstanding Awards as it deems appropriate to reflect the change in reporting relationships.
ARTICLE 15
Change in Control
      The treatment of outstanding Awards upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges shall be determined in the sole discretion of the Committee and shall be described in the Award Agreements and need not be uniform among all Awards granted pursuant to the Plan.

ARTICLE 16
Amendment, Modification, and Termination
      16.1 Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate this Plan in whole or in part, provided however that shareholder approval shall be required for any amendment that materially alters the terms of the Plan or is otherwise required by applicable legal requirements. No amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant.
      16.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or in recognition of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.
ARTICLE 17
Withholding
      The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or Shares under this Plan, or at the time applicable law otherwise requires, an appropriate amount of cash or number of Shares or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may permit withholding to be satisfied by the transfer to the Company of Shares theretofore owned by the holder of the Award with respect to which withholding is required. If Shares are used to satisfy tax withholding, such Shares shall be valued at their Fair Market Value when the tax withholding is required to be made.
ARTICLE 18
Indemnification
      Each person who is or shall have been a member of the Committee, or of the Board or an officer of the Company to whom the Committee has delegated authority in Article 3 shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonable incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan, except for any such action or failure to act that constitutes willful misconduct on the part of such person or as to which any applicable statute prohibits the Company from providing indemnification, and (b) against and from any and all amounts paid by him or her in settlement of any claim, action, suit or proceeding as to which indemnification is provided pursuant to clause (a) of this sentence, with the Company’s approval, or paid by him or her in satisfaction of any judgment or award in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.
      The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Amended and Restated By laws (each, as amended from time to time), as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 19
Successors
      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or other transaction, of all or substantially all of the business and/or assets of the Company.
ARTICLE 20
General Provisions
      20.1 Restrictions and Legends. No Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied, based on the advice of its counsel, that such issuance will be in compliance with applicable U.S. federal and state securities laws. Certificates evidencing Shares delivered under this Plan (to the extent that such Shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares are then listed or to which they are admitted for quotation and any applicable U.S. federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
      The Committee may require each person receiving Shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares for investment without a view to distribution thereof. In addition to any other legend required by this Plan, the certificates for such Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
      20.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.
      20.3 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
      20.4 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
      20.5 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or transaction reporting system on which the Shares are listed or to which the Shares are admitted for quotation.
      20.6 Unfunded Plan. Insofar as this Plan provides for Awards of cash, Shares or rights thereto, it will be unfunded. Although the Company may establish bookkeeping accounts with respect to Participants who are entitled to cash, Shares or rights thereto under this Plan, it will use any such accounts merely as a bookkeeping convenience. Participants shall have no right, title or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in this Plan. This Plan is not intended to be subject to ERISA.
      20.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
      20.8 Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, will be governed by and construed in accordance with the laws of the State of Louisiana.

APPENDIX C
McDermott International, Inc.
The Executive Incentive Compensation Plan
ARTICLE 1
Purpose
      The purpose of the plan is to make provision for the payment of supplemental compensation to managerial and other key Employees who contribute materially to the success of the Company or one or more of its Subsidiary or Affiliated Companies, thereby affording them an incentive for and a means of participating in that success.
ARTICLE 2
Definitions
      For the purpose of the Plan, the following definitions shall be applicable:

(a) Affiliated Company. Any corporation, joint venture, or other legal entity in which McDermott International, Inc., directly or indirectly, through one or more Subsidiaries, owns less than fifty percent (50%) but at least twenty percent (20%) of its voting control.

(b) Assets. Corporate Assets are defined as “total assets” as reported in the Company’s Consolidated Balance Sheet. Group and division assets are defined as “total assets” attributable to the group or division averaged over each of the four quarters in the plan year, excluding cash, long-term notes payable, interest payable, and interest receivable.

(c) Award Opportunity. The various levels of incentive award payouts which a Participant may earn under the Plan, as established by the Committee pursuant to Sections 6(a) and 6(b) herein.

(d) Board. The Board of Directors of McDermott International, Inc.

(e) Capital. With respect to each fiscal year of the Company, the sum of (i) Notes Payable and Current Maturities of Long-Term Debt (cumulatively also known as “Short-Term Debt”), (ii) Long-Term Debt, (iii) Deferred and Noncurrent Income Taxes, (iv) Total Minority Interest, and (v) Stockholders’ Equity, all as reported in or determined from the Company’s Consolidated Balance Sheet at the end of such year.

(f) Cash Flow. With respect to each fiscal year of the Company, Corporate Cash Flow is defined as the sum of (i) Net Income (ii) Depreciation and Amortization, (iii) Minority Interest Dividends on Preferred Stock of Subsidiary, (iv) Interest Expense, all as reported in the Company’s Consolidated Statement of Income and Retained Earnings, and (v) the difference between Deferred and Noncurrent Income Taxes as at the end of such fiscal year and the Deferred and Noncurrent Income Taxes as at the end of the immediately preceding fiscal year, as reported in or determined from the Company’s Consolidated Balance Sheet at the end of such year. Group and division Cash Flow is further adjusted to remove all financing elements (including, but not limited to, debt and interest income).

(g) Cash Flow Return on Assets. With respect to each fiscal year of the Company, that fraction, stated as a percentage, the numerator of which is “Cash Flow” and the denominator of which is “Assets.”

(h) Cash Flow Return on Capital. With respect to each fiscal year of the Company, the fraction, stated as a percentage, the numerator of which is “Cash Flow” and the denominator of which is “Capital.”

(i) Cash Flow Return on Equity. With respect to each fiscal year of the Company, that fraction, stated as a percentage, the numerator of which is “Cash Flow” and the denominator of which is “Equity.”

(j) Committee. “Committee” means the Compensation Committee of the Board of Directors. The Committee shall be constituted so as to permit the Program to comply with the exemptive provisions of Section 16 of the Securities Exchange Act of 1934, and the rules promulgated thereunder, and the rules and regulations approved by national securities exchanges.

(k) Company. “Company” means McDermott International, Inc., a Panamanian corporation (or any successor thereto) and its subsidiaries and affiliates.

(l) Consolidated Balance Sheet and Consolidated Statement of Income and Retained Earnings. With respect to each fiscal year of the Company, the Consolidated Balance Sheet and the Consolidated Statement of Income and Retained Earnings, included in the Company’s Consolidated Financial Statements for such year, as certified by the Company’s independent public accountants, and set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(m) Consolidated Financial Statements. With respect to each fiscal year of the Company, the Company’s Consolidated Balance Sheet and Consolidated Statement of Income and Retained Earnings for such year.

(n) Employee. Any person who is regularly employed by the Company or any of its Subsidiary or Affiliated Companies on a full-time salaried basis, including any Employee who also is an officer or director of the Company or of any of its Subsidiary or Affiliated Companies.

(o) Equity. Total stockholders’ equity as reported in the Company’s Consolidated Balance Sheet.

(p) Final Award. The actual award earned during a plan year by a Participant, as determined by the Committee following the end of a plan year.

(q) Named Executive Officer. A Participant who, as of the date of a payout of a Final Award, is one of the group of “covered employees,” as defined in the Regulations promulgated under Section 162(m)(3) of the Internal Revenue Code of 1986, as amended.

(r) Net Income. Corporate Net Income is defined as after-tax net income, as reported in the Company’s Consolidated Statement of Income. Group and division Net Income is defined as pre-tax net income attributable to a specific business unit.

(s) Participant. An Employee who has received an Award.

(t) Plan. The Executive Incentive Compensation Plan of McDermott International, Inc. (formerly called the Variable Supplemental Compensation Plan of McDermott International, Inc.)

(u) Retirement Plans. The Retirement Plan for Employees of McDermott Incorporated, and Participating Subsidiary and Affiliated Companies, and the Supplemental Executive Retirement Plan of McDermott Incorporated.

(v) Return on Assets. With respect to each fiscal year of the Company, that fraction, stated as a percentage, the numerator of which is “Net Income” and the denominator of which is “Assets.”

(w) Return on Capital. With respect to each fiscal year of the Company, that fraction, stated as a percentage, the numerator of which is “Net Income” and the denominator of which is “Capital.”

(x) Return on Equity. With respect to each fiscal year of the Company, that fraction, stated as a percentage, the numerator of which is “Net Income” and the denominator of which is “Equity.”

(y) Salary. The annual basic compensation payable (including any portion which may have been deferred) which was in effect on March 31st, the last day of the fiscal year of the Company.

(z) Subsidiary. Any corporation, joint venture or other legal entity in which the Company, directly or indirectly, owns more than fifty percent (50%) of its voting control.

(aa) Target Incentive Award. The award to be paid to Participants when the Company meets “targeted” performance results, as established by the Committee.

ARTICLE 3
Unfunded Status of the Plan
      (a) Each Final Award shall be paid from the general funds of the Company. The entire expense of administering the Plan shall be borne by McDermott International, Inc.
      (b) No special or separate funds shall be established, or other segregation of assets made to execute payment of Final Awards. No Employee, or other person, shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Company or any Subsidiary or Affiliated Company by virtue of any Final Award.
ARTICLE 4
Administration of the Plan
      Full power and authority to construe, interpret, and administer the Plan shall be vested in the Committee. A determination by the Committee in carrying out or administering the Plan shall be final and binding for all purposes and upon all interested persons, their heirs, and personal representative(s).
ARTICLE 5
Eligibility and Participation
      (a) All salaried Employees are eligible for participation in the Plan. Actual participation in the Plan shall be based upon recommendations by the Chief Executive Officer, subject to approval by the Committee. The Chief Executive Officer shall automatically participate in the Plan.
      (b) An Employee who becomes eligible after the beginning of a plan year may participate in the Plan for that plan year. Such situations may include, but are not limited to (i) new hires, (ii) when an Employee is promoted from a position which did not meet the eligibility criteria, or (iii) when an Employee is transferred from an affiliate which does not participate in the Plan. The Committee, in its sole discretion, retains the right to prohibit or allow participation in the initial plan year of eligibility for any of the aforementioned Employees.
ARTICLE 6
Award Determination
      (a) Performance Measures and Performance Goals.
      For each plan year, the Committee shall select performance measures and shall establish performance goals for that plan year. Except as provided in Article 8 herein, the performance measures may be based on any combination of Corporate, group, divisional, and/or individual goals.
      For each plan year, the Committee shall establish ranges of performance goals which will correspond to various levels of Award Opportunities. Each performance goal range shall include a level of performance at which one hundred percent (100%) of the Target Incentive Award shall be earned. In addition, each range shall include levels of performance above and below the one hundred percent (100%) performance level.
      After the performance goals are established, the Committee will align the achievement of the performance goals with the Award Opportunities (as described in Article 6(b) herein), such that the level of achievement of the pre-established performance goals at the end of the plan year will determine the Final Awards. Except as provided in Article 8 herein, the Committee shall have the authority to exercise subjective discretion in the determination of Final Awards, and the authority to delegate the ability to exercise subjective discretion in this respect.
      The Committee may establish one or more Company-wide performance measures which must be achieved for any Participant to receive a Final Award payment for that plan year.

      (b) Award Opportunities.
      For each plan year, the Committee shall establish, in writing, Award Opportunities which correspond to various levels of achievement of the pre-established performance goals. The established Award Opportunities shall vary in relation to the job classification of each Participant.
      (c) Adjustment of Performance Goals and Award Opportunities.
      Once established, performance goals normally shall not be changed during the plan year. However, except as provided in Article 8 herein, if the Committee determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals, then the Committee may approve appropriate adjustments to the performance goals (either up or down) during the plan year as such goals apply to the Award Opportunities of specified Participants. In addition, the Committee shall have the authority to reduce or eliminate the Final Award determinations, based upon any objective or subjective criteria it deems appropriate.
      Notwithstanding any other provision of this Plan, in the event of any change in Corporate capitalization, such as a stock split, or a Corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company, such adjustment shall be made in the Award Opportunities and/or the performance measures or performance goals related to then-current performance periods, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that subject to Article 8 herein, any such adjustment shall not be made if it would eliminate the ability of Award Opportunities held by Named Executive Officers to qualify for the “performance-based” exception under Code Section 162(m).
      (d) Final Award Determinations.
      At the end of each plan year, Final Awards shall be computed for each Participant as determined by the Committee. Subject to the terms of Article 8 herein, Final Award amounts may vary above or below the Target Incentive Award, based on the level of achievement of the pre-established Corporate, group, divisional, and/or individual performance goals.
      (e) Award Limit.
      The Committee may establish guidelines governing the maximum Final Awards that may be earned by Participants (either in the aggregate, by Employee class, or among individual Participants) in each plan year. The guidelines may be expressed as a percentage of Company-wide goals or financial measures, or such other measures as the Committee shall from time to time determine; provided, however, that the maximum payout with respect to a Final Award payable to any one Participant in connection with performance in any one plan year shall be nine hundred thousand dollars ($900,000.00). However, if the Committee makes a determination that payment of a greater amount is consistent with the best interests of the Company and further determines that payment of such greater amount will not result in a material adverse effect on the tax deductibility of compensation under the provisions of Paragraph 8(g), then the Committee may authorize such payment.
      (f) Threshold Levels of Performance.
      The Committee may establish minimum levels of performance goal achievement, below which no payouts of Final Awards shall be made to any Participant.

ARTICLE 7
Payment of Awards
      Each and every Final Award shall be payable in a lump sum no later than the March 15 following the end of the Plan year during which the award is earned, or as soon as administratively practicable thereafter in the event payment is delayed due to unforeseeable events.
ARTICLE 8
Named Executive Officers
      (a) Applicability of Article 8.
      The provisions of this Article 8 shall apply only to Named Executive Officers. In the event of any inconsistencies between this Article 8 and the other Plan provisions as they pertain to Named Executive Officers, the provisions of this Article 8 shall control.
      (b) Establishment of Award Opportunities.
      Except as provided in Article 8(g) herein, Award Opportunities for Named Executive Officers shall be established as a function of each Named Executive Officer’s base Salary. For each plan year, the Committee shall establish, in writing, various levels of Final Awards which will be paid with respect to specified levels of attainment of the pre-established performance goals.
      (c) Components of Award Opportunities.
      Each Named Executive Officer’s Award Opportunity shall be based on: (a) the Named Executive Officer’s Target Incentive Award; (b) the potential Final Awards corresponding to various levels of achievement of the pre-established performance goals, as established by the Committee; and (c) Company, group, or division performance in relation to the pre-established performance goals. Except as provided in Article 8(g) herein, performance measures which may serve as determinants of Named Executive Officers’ Award Opportunities shall be limited to Cash Flow, Cash Flow Return on Capital, Cash Flow Return on Assets, Cash Flow Return on Equity, Net Income, Return on Capital, Return on Assets, and Return on Equity. Definitions for each of these performance measures has been set forth in Article 2. However, the resulting performance, determined by compliance with the applicable definition(s) shall, to the extent not inconsistent with Section 162(m), be adjusted to exclude any negative impact caused by changes in accounting principles and unusual, nonrecurring events and extraordinary items (including, but not limited to write-offs, capital gains and losses, acquisitions or dispositions of businesses). The Compensation Committee of the Board of Directors shall have the right through discretionary downward adjustments to exclude the positive impact of the aforementioned items and occurrences.
      (d) No Mid-Year Change in Award Opportunities.
      Except as provided in Article 8(c) and (g) herein, each Named Executive Officer’s Final Award shall be based exclusively on the Award Opportunity levels established by the Committee.
      (e) Non-adjustment of Performance Goals.
      Except as provided in Article 8(c) and (g) herein, performance goals shall not be changed following their establishment, and Named Executive Officers shall not receive any payout when the minimum performance goals are not met or exceeded.
      (f) Individual Performance and Discretionary Adjustments.
      Except as provided in Article 8(g) herein, subjective evaluations of individual performance of Named Executive Officers shall not be reflected in their Final Awards. However, the Committee shall have the discretion to decrease or eliminate the amount of the Final Award otherwise payable to a Named Executive Officer.

      (g) Permissible Modifications.
      In the event the Committee determines that compliance with Code Section 162(m) is not desired with respect to any Award available for grant under the Plan, then compliance with this Article 8 will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award available under the Plan, the Committee, subject to Article 10, may make any adjustments it deems appropriate.
ARTICLE 9
Limitations
      (a) No person shall at any time have any right to a payment hereunder for any fiscal year, and no person shall have authority to enter into an agreement for the making of an Award Opportunity or payment of a Final Award or to make any representation or guarantee with respect thereto.
      (b) An employee receiving an Award Opportunity shall have no rights in respect of such Award Opportunity, except the right to receive payments, subject to the conditions herein, of such Award Opportunity, which right may not be assigned or transferred except by will or by the laws of descent and distribution.
      (c) Neither the action of the Company in establishing the Plan, nor any action taken by the Committee under the Plan, nor any provision of the Plan shall be construed as giving to any person the right to be retained in the employ of the Company or any of its Subsidiary or Affiliated Companies.
ARTICLE 10
Amendment, Suspension, Termination, or Alteration of the Plan
      The Board may, at any time or from time to time, amend, suspend, terminate or alter the Plan, in whole or in part, but it may not thereby affect adversely rights of Participants, their spouses, children, and personal representative(s) with respect to Final Awards previously made.
ARTICLE 11
Commencement of Awards
      The Company’s fiscal year ending March 31, 1995 shall be the first fiscal year with respect to which Awards may be made under the Plan.

NOTICE TO PARTICIPANTS OF
THE THRIFT PLAN FOR EMPLOYEES OF McDERMOTT INCORPORATED
AND PARTICIPATING SUBSIDIARY AND AFFILIATED COMPANIES

March 31, 2006
Dear Thrift Plan Participant:
      The Annual Meeting of Stockholders of McDermott International, Inc. (“McDermott”) will be held on Wednesday, May 3, 2006. Enclosed for your review are the Notice of McDermott’s Annual Meeting of Stockholders and the related Proxy Statement.
YOUR VOTE IS IMPORTANT!
      As a participant in The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the “Thrift Plan”), you are strongly encouraged to direct Vanguard Fiduciary Trust Company (“Vanguard”), the trustee of your Thrift Plan, to vote your shares of McDermott common stock held in your separate Thrift Plan account.
PROVIDING YOUR INSTRUCTIONS TO VANGUARD
      To instruct Vanguard how to vote the shares of McDermott common stock in your Thrift Plan account, you may vote by mail, telephone or the Internet. To vote by mail, complete, sign, and date the enclosed instruction form and mail it to Vanguard in the enclosed postage-paid reply envelope. If you wish to vote via telephone, please call 1-888-221-0697 and follow the appropriate prompts. If you wish to vote via the Internet, log on to www.401kproxy.com and follow the instructions provided. Regardless of the method you choose, your instructions must be received at Vanguard by the Thrift Plan Deadline, which is 4:00 p.m. Eastern time on Friday, April 28, 2006. Please note, should you elect to vote via telephone or Internet, there is no need to mail in your proxy card. Your telephone or Internet vote serves as an electronic ballot and provides instruction to vote your shares in the same manner as if you signed and returned your proxy card.
      Your proxy voting direction will apply to shares held in your Thrift Plan account at the close of the New York Stock Exchange on the record date, March 24, 2006.
THE TERMS OF YOUR THRIFT PLAN
      Please note the terms of your Thrift Plan provide that Vanguard will vote the shares of McDermott common stock held in your Thrift Plan account as directed. Additionally, any shares of McDermott common stock held in the Thrift Plan for which Vanguard does not receive timely participant directions generally will be voted by Vanguard in the same proportion as the shares for which Vanguard receives timely voting instructions from participants within the Thrift Plan.

      The enclosed information relates only to shares of McDermott common stock held in your Thrift Plan account. If you own other shares outside of the Thrift Plan, you should receive separate mailings relating to those shares.
YOUR DECISION IS CONFIDENTIAL
      All instructions received by Vanguard from individual participants will be held in confidence and will not be divulged to any person, including McDermott, or any of their respective directors, officers, employees or affiliates.
FOR ADDITIONAL QUESTIONS
      If you have any questions about the proxy solicitation by McDermott, please direct all inquiries to:
McDermott International, Inc.
777 N. Eldridge Parkway
Houston, Texas 77079
Attention: Corporate Secretary
Or call (281) 870-5011
Additionally, all proxy-solicitation materials are available online at www.sec.gov. If you have questions on how to provide voting instructions to Vanguard, please contact Vanguard Participant Services weekdays during normal business hours at 1-800-523-1188.

Sincerely,

Vanguard Fiduciary Trust Company

+
McDermott International, Inc.
000000000.000 ext
000000000.000 ext
	000004	000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE		000000000.000 ext
DESIGNATION (IF ANY)		000000000.000 ext
ADD 1
ADD 2	Least Address Line
ADD 3
ADD 4
ADD 5
ADD 6
C 1234567890 J N T

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	C0123456789	12345

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote “FOR” the listed nominees.

Nominees as Class II Directors:			Nominee as Class III Director:

	For	Withhold		For	Withhold

01 - Robert L. Howard	☐	☐	04 - Robert W. Goldman	☐	☐

02 - D. Bradley McWilliams	☐	☐

03 - Thomas C. Schievelbein	☐	☐

B	Issues
The Board of Directors recommends a vote “FOR” the following proposals.

		For	Against	Abstain

2.	Approve Amended and Restated 2001 Directors and Officers Long-Term Incentive Plan.	☐	☐	☐	Mark here to discontinue annual report mailing for the account (for multiple account holders only).	☐

3.	Approve Executive Incentive Compensation Plan.	☐	☐	☐

4.	Ratification of appointment of McDermott’s independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐

C	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
The undersigned acknowledges receipt of McDermott’s Annual Report for the fiscal year ended December 31, 2005 and its Notice of 2006 Annual Meeting of Stockholders and related Proxy Statement.

NOTE: Signature(s) should agree with name(s) on stock certificates as specified hereon. Executors, administrators, trustees, etc., should indicate when signing. All proxies heretofore given by the signatory to vote at such meeting or any adjournment or postponement thereof are hereby revoked.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

+
0 0 8 8 5 6 1	1 U P X	C O Y

Proxy — McDermott International, Inc.

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 3, 2006
9:30 a.m.
757 N. Eldridge Parkway
14th Floor
Houston, Texas
This Proxy Is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints John T. Nesser III and Liane K. Hinrichs, and each of them individually, as attorneys, agents and proxies of the undersigned, with full power of substitution and resubstitution, to vote all the shares of common stock of McDermott International, Inc. (“McDermott”) that the undersigned may be entitled to vote at McDermott’s Annual Meeting of Stockholders to be held on May 3, 2006, and at any adjournment or postponement of such meeting, as indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present.
Every properly signed Proxy will be voted in accordance with the specifications made thereon. If not otherwise specified, this Proxy will be voted FOR (1) the election of Directors to Class II, and the election of a Director to Class III, (2) the amendment and restatement of the 2001 Directors and Officers Long-Term Incentive Plan, (3) the approval of the Executive Incentive Compensation Plan and (4) the ratification of the appointment of McDermott’s accounting firm. The proxy holders named above independent also will vote in their discretion on any other matter that may properly come before the meeting.
PLEASE MARK, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.
SEE REVERSE SIDE
DEAR STOCKHOLDER:
MCDERMOTT INTERNATIONAL, INC. ENCOURAGES YOU TO VOTE YOUR SHARES ELECTRONICALLY THROUGH THE INTERNET OR THE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK. THIS ELIMINATES THE NEED TO RETURN THE PROXY CARD.
YOUR ELECTRONIC VOTE AUTHORIZES THE NAMED PROXIES IN THE SAME MANNER AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.
IF YOU CHOOSE TO VOTE YOUR SHARES ELECTRONICALLY, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY CARD.
YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.
PLEASE FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

•	Call toll free 1-800-652-VOTE in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

To vote using the Internet

•	Go to the following website:
WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Central Time, on May 2, 2006.
THANK YOU FOR VOTING

[THE VANGUARDGROUP LOGO]
3 Easy Ways to Vote Your Voting Instruction Form
24 Hours a Day

VOTE ON THE INTERNET
•	Read the Proxy Statement and have this card at hand

•	Log on to www.401kproxy.com

•	Follow the on-screen instructions

•	Do not return this paper ballot

VOTE BY PHONE
•	Read the Proxy Statement and have this card at hand

•	Call toll-free 1-888-221-0697

•	Follow the recorded instructions

•	Do not return this paper ballot

VOTE BY MAIL
•	Read the Proxy Statement and have this card at hand

•	Check the appropriate boxes on reverse

•	Sign and date proxy card

•	Return promptly in the enclosed envelope

▼ Please fold and detach card at perforation before mailing ▼
CONFIDENTIAL VOTING INSTRUCTION FORM
TO: VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE
UNDER THE THRIFT PLAN FOR EMPLOYEES OF McDERMOTT INCORPORATED
AND PARTICIPATING SUBSIDIARY AND AFFILIATED COMPANIES
999 999 999 999 99 ß
The undersigned participant in The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the “Thrift Plan”) hereby directs Vanguard Fiduciary Trust Company (“Vanguard”), the trustee for the Thrift Plan, to vote all the shares of common stock (“common stock”) of McDermott International, Inc. (“McDermott”) held in the undersigned’s Thrift Plan account at McDermott’s Annual Meeting of Stockholders to be held on the 14th Floor of 757 N. Eldridge Parkway, Houston, Texas 77079 on Wednesday, May 3, 2006, at 9:30 a.m. local time, and at any adjournment or postponement of such meeting, as indicated on the reverse side of this voting instruction form.
Every properly signed voting instruction form will be voted in accordance with the specifications made thereon. If your voting instruction form is not properly signed or dated or if no direction is provided, your shares generally will be voted in the same proportion as the shares for which Vanguard receives timely voting instructions from participants in the Thrift Plan.
THIS INSTRUCTION FORM MUST BE RECEIVED AT VANGUARD BY 4:00 p.m. Eastern time, Friday, April 28, 2006.
The undersigned acknowledges receipt of McDermott’s Annual Report for the fiscal year ended December 31, 2005 and its Notice of 2006 Annual Meeting of Stockholders and related Proxy Statement.
ê
Dated                                         , 2006

SIGNATURE	(Please sign in Box)

NOTE: Signature should be the same as the name on your Thrift Plan account. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such. The person signing above hereby revokes all instructions heretofore given by such person to vote the shares of McDermott common stock held in such person’s Thrift Plan account at such meeting or any adjournment or postponement thereof.

ê	ê

▼ Please fold and detach card at perforation before mailing ▼
Please fill in box(es) as shown using black or blue ink. ☑
PLEASE DO NOT USE FINE POINT PENS.

		FOR all	WITHHOLD
		nominees,	AUTHORITY
		except as	for all
	ê	specified	nominees		ê
at left.
1.	Election of Directors (the Directors recommend a vote “FOR”)

	Nominees as Class II Directors;	☐	☐
(01) Robert L. Howard, (02) D. Bradley McWilliams and (03) Thomas C. Schievelbein.

Nominees as Class III Directors:
(04) Robert W. Goldman.

	INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) in the space provided above.	FOR	AGAINST	ABSTAIN

2.	Approve Amended and Restated 2001 Directors and Officers Long-Term Incentive Plan (the Directors recommend a vote “FOR”).	☐	☐	☐

3.	Approve Executive Incentive Compensation Plan (the Directors recommend a vote “FOR”).	☐	☐	☐

4.	Ratification of appointment of McDermott’s independent registered public accounting firm for the year ending December 31, 2006 (the Directors recommend a vote “FOR”).	☐	☐	☐
The terms of your Thrift Plan provide that Vanguard will vote the shares of McDermott common stock held in your Thrift Plan account as directed. Additionally, McDermott common stock held in the Thrift Plan for which Vanguard does not receive direction before 4:00 p.m. Eastern time, on Friday, April 28, 2006, generally will be voted by Vanguard in the same proportion as the shares for which Vanguard receives timely voting instructions from participants in the Thrift Plan.

ê	PLEASE SIGN AND DATE THE FRONT SIDE OF THIS VOTING INSTRUCTION FORM	ê
AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.